                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                              VWR Corporation
                              ---------------
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1) Title of each class of securities to which transaction applies:
        ________________________________________________________________
     2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_/
        ________________________________________________________________
     4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________
_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        $125.00
        --------
     2) Form, Schedule or Registration Statement No.:
        Preliminary Proxy Statement
        ----------------------------
     3) Filing Party:
        VWR Corporation
        ---------------
     4) Date Filed:
        March 15, 1994
        --------------

                                VWR CORPORATION


Dear Shareholder:

You are cordially invited to attend the VWR Corporation Annual Meeting of Shareholders to be held at The Sheraton Great Valley Hotel, 707 Lancaster Pike, Frazer, Pennsylvania, on May 5, 1994, at 11:00 a.m. At the Meeting, we will report on the operations of the Corporation and respond to any questions you may have.

Your Board of Directors recommends that you vote to re-elect three Directors whose terms of office will expire this year, change VWR's state of incorporation to Pennsylvania and ratify the selection of Ernst & Young as our independent auditors. These matters are described more fully in the formal notice of annual meeting and proxy statement which appear on the following pages.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, it is important that your shares be represented. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope. If you attend the Meeting, you will, of course, have the privilege of voting in person.

I look forward to greeting you personally; and on behalf of the Board of Directors and management of the Corporation, I would like to express our appreciation for your interest in VWR Corporation.

                                         Sincerely,



                                         BY (SIGNATURE)
                                         JERROLD B. HARRIS
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


West Chester, Pennsylvania
March 31, 1994

                                VWR CORPORATION
                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of VWR Corporation will be held at The Sheraton Great Valley Hotel, 707 Lancaster Pike, Frazer, Pennsylvania, on May 5, 1994, at 11:00 a.m. for the following purposes:

    1.    To elect three Directors.

    2. To vote upon a merger proposal to change VWR's state of incorporation from Delaware to Pennsylvania.

    3. To ratify the selection of Ernst & Young as independent auditors for the year ending December 31, 1994.

    4. To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on March 15, 1994, are entitled to notice of, and to vote at, this meeting.





                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    BY (SIGNATURE)
                                    WALTER S. SOBON
                                    VICE PRESIDENT FINANCE
                                    CORPORATE SECRETARY


West Chester, Pennsylvania
March 31, 1994


Each shareholder is urged to sign and return promptly the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States.

                                VWR CORPORATION

                               CORPORATE OFFICES
                              1310 GOSHEN PARKWAY
                        WEST CHESTER, PENNSYLVANIA 19380
                           --------------------------

                PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD MAY 5, 1994
                              ----------------------

This proxy statement and accompanying proxy, which are being mailed to shareholders on or about March 31, 1994, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VWR Corporation (the "Corporation," "Company" or "VWR") to be voted at the Annual Meeting of Shareholders of the Corporation to be held at 11:00 a.m. on May 5, 1994 at The Sheraton Great Valley Hotel, 707 Lancaster Pike, Frazer, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked by written notice to the Secretary of the Corporation at 1310 Goshen Parkway, West Chester, Pennsylvania 19380; by submission of a proxy with a later date; or by a request in person to return the executed proxy.

The Company has engaged Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $5,000. The cost of solicitation of proxies is to be borne by the Corporation.

Shareholders of record at the close of business on March 15, 1994, will be entitled to vote at the meeting on the basis of one vote for each share of Common Stock held. On March 15, 1994, there were 11,020,849 shares of Common Stock outstanding.

In the election of Directors, assuming a quorum is present, the three nominees receiving the highest number of votes cast at the Meeting will be elected Directors. Approval of the proposed change in the Corporation's state of incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Ratification of the selection of Ernst & Young as independent auditors requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. If a proxy is marked as "withhold authority" or "abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "specified non-vote"), the shares represented by such proxy will not be voted on such matter. Accordingly, abstentions and broker and other specified non-votes will have the same effect as casting a vote against the proposed change in the state of incorporation. Abstentions will have the effect of a negative vote on the ratification of Ernst & Young as independent auditors, but a specified non-vote will have no effect on the outcome of that specific matter.

                            ELECTION OF DIRECTORS

Your Corporation has a classified Board of nine Directors. Directors are elected for terms of three years in classes of three. This year, Messrs. Curtis P. Lindley, Edward A. McGrath, Jr., and N. Stewart Rogers, all of whom are current Directors, have been nominated to be re-elected for a term which expires in 1997. The Board of Directors recommends a vote FOR their re-election, and unless you indicate otherwise, your signed proxy will be voted for the election of these nominees.

The Board of Directors expects that each of the nominees will be available for election; but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated to fill any such vacancy by the Nominating Committee of the Board of Directors of the Corporation.

Nominees for Re-election
- ------------------------
CURTIS P. LINDLEY -- Mr. Lindley, 69, retired, was Chairman of the Board of Directors of PENWEST, Ltd. ("PENWEST"), a manufacturer of specialty carbohydrate chemicals and flavor and food additive products, from 1987 to 1990. He served as Chairman and Chief Executive Officer of PENWEST from 1984 to 1987. He is Chairman of the Board of Directors of The Ostrom Company. Mr. Lindley is also a Director of Univar Corporation ("Univar"), a distributor of industrial chemicals. Mr. Lindley has been a Director of the Corporation since 1986.

EDWARD A. MCGRATH, JR. -- Mr. McGrath, 63, has been President and Chief Executive Officer of Graybar Electric Company, Inc. ("Graybar"), an electrical distributor, since 1989. He was the Executive Vice President of Graybar from 1988 to 1989. From 1979 to 1988, he was Vice President of Operations of Graybar. Mr. McGrath is a Director of Graybar and The Boatmen's National Bank of St. Louis. Mr. McGrath has been a Director of the Corporation since 1992.

N. STEWART ROGERS -- Mr. Rogers, 64, has been Chairman of the Board of Directors of PENWEST since February, 1990. He was Senior Vice President of Univar from 1971 to 1991. He is a Director of Univar, John Fluke Mfg. Co., Inc., and U.S. Bancorp. Mr. Rogers is the brother of Robert S. Rogers, a Director of the Corporation, and brother-in-law of James H. Wiborg, a Director, Chairman, and Chief Strategist of the Corporation. Mr. Rogers has been a Director of the Corporation since 1986.

Continuing Directors -- Term Expires in 1995
- --------------------------------------------
JERROLD B. HARRIS -- Mr. Harris, 51, was elected President and Chief Executive Officer of VWR effective March 1, 1990. He was Executive Vice President and Chief Operating Officer of the Corporation from 1988 to 1990. From 1983 to 1988, Mr. Harris was President of VWR Scientific, Inc. He is a Director of Momentum Corporation ("Momentum"), a distributor of photographic and graphic arts equipment and supplies. Mr. Harris has been a Director of the Corporation since 1988.

DONALD P. NIELSEN -- Mr. Nielsen, 55, retired, was founder, President, Chief Executive Officer, and Chairman of Hazleton Corporation, a biological and chemical research and testing company, headquartered in Herndon, Virginia. Mr. Nielsen is also Chairman of the Board of Bob Walsh Enterprises, Inc. and DiaCom Technologies, Inc. Mr. Nielsen has been a Director of the Corporation since 1988.

JAMES H. WIBORG -- Mr. Wiborg, 69, is Chairman of the Board and Chief Strategist for the Corporation. He was elected Vice Chairman of the Board and Chief Strategist of Momentum effective March 1, 1990. Since August, 1990, Mr. Wiborg has served as Chairman of Univar. From 1986 to August, 1990, he served Univar as Chairman of the Board and Chief Strategist. Mr. Wiborg is also a Director of Seafirst Corporation, Seattle First National Bank, PACCAR, Inc., and PENWEST. Mr. Wiborg is the brother-in-law of N. Stewart Rogers and Robert
S. Rogers, Directors of the Corporation. Mr. Wiborg has been a Director of the Corporation since 1986.

Continuing Directors -- Term Expires in 1996
- --------------------------------------------
JAMES W. BERNARD -- Mr. Bernard, 56, has been President and Chief Executive Officer of Univar since 1986. He was appointed Chairman of Univar Europe's Supervisory Board on August 23, 1991. Mr. Bernard is a Director of Univar and Van Waters & Rogers, LTD. Mr. Bernard has been a Director of the Corporation since 1988.

RICHARD E. ENGEBRECHT -- Mr. Engebrecht, 67, is Chairman of the Board of Momentum. He was also President, and Chief Executive Officer of Momentum from March 1, 1990 through December 31, 1992. He was President and Chief Executive Officer of VWR from 1986 to 1990. He resigned as an officer of VWR effective March 1, 1990. He is a Director of Momentum, Eldec Corporation, PENWEST, and Univar. Mr. Engebrecht has been a Director of the Corporation since 1986.

ROBERT S. ROGERS -- Mr. Rogers, 70, has been President of Lands-West, Inc., recreational real estate developers, since 1978. Mr. Rogers is also a Director of Univar. Mr. Rogers is the brother of N. Stewart Rogers, a Director of the Corporation, and brother-in-law of James H. Wiborg, a Director, Chairman, and Chief Strategist of the Corporation. Mr. Rogers has been a Director of the Corporation since 1986.

                       OWNERSHIP OF VWR CORPORATION STOCK
                        Amount and Nature of Beneficial
                           Ownership of Common Stock       Percent of Class as
Directors                  as of January 31, 1994 (1)      of January 31, 1994
- --------                  ---------------------------      --------------------
NOMINEES FOR RE-ELECTION
  Curtis P. Lindley                218,331 (2)                     1.95%
  Edward A. McGrath, Jr.             3,351                          .03%
  N. Stewart Rogers                366,049 (3)(4)                  3.27%

CONTINUING DIRECTORS-
TERM EXPIRES IN 1995:
  Jerrold B. Harris                204,840 (5)                     1.83%
  Donald P. Nielsen                 24,551                         0.22%
  James H. Wiborg                  478,174 (6)                     4.28%

CONTINUING DIRECTORS-
TERM EXPIRES IN 1996
  James W. Bernard                  87,491 (7)                     0.78%
  Richard E. Engebrecht            107,916                         0.97%
  Robert S. Rogers                 157,955 (8)                     1.41%

Certain
Executive Officers
- ------------------
  Walter S. Sobon                   20,652 (9)                     0.18%
  Richard H. Serafin                 8,133 (10)                    0.07%
  Joseph A. Panozzo                 14,084 (11)                    0.13%
  Paul J. Nowak                      7,411 (12)                    0.07%

Certain Beneficial
Owners
- ------------------
Mitchell Hutchins
Institutional Investors, Inc.
1285 Avenue of the Americas
New York, New York 10019           671,518 (13)                    6.01%
- --------------------------------------------------------------------------

(1) Except as otherwise indicated, beneficial ownership represents sole voting and sole investment power with respect to $1.00 par value Common Stock, the Corporation's only outstanding class of stock.

(2) Mr. Lindley disclaims any beneficial interest in 4,372 shares (included in the amounts shown in the above table) owned by his spouse.

(3) Mr. N. Stewart Rogers shares voting and investment power over 32,745 shares (included in the amounts shown in the above table) held in a trust for the benefit of his mother.

(4) Mr. N. Stewart Rogers is a trustee of a trust for grandchildren which holds 4,000 shares (included in the amounts shown in the above table).

(5) Includes 36,257 shares which Mr. Harris had the right to acquire within 60 days of January 31, 1994 through the exercise of options. Also includes 35,538 shares acquired under the Company's benefit plans for which beneficial ownership is based upon sole voting power.

(6) Mr. Wiborg disclaims any beneficial interest in 150,000 shares (included in the amounts shown in the above table) owned by his spouse. Mr. Wiborg is also a trustee of two trusts owning 69,337 shares (included in the amounts shown in the above table). Mr. Wiborg disclaims beneficial interest in the shares owned by these trusts.

(7) Mr. Bernard disclaims any beneficial interest in 40,000 shares (included in the amounts shown in the above table) owned by his spouse.

(8) Mr. Robert S. Rogers disclaims any beneficial interest in 17,394 shares (included in the amounts shown in the above table) owned by his spouse.

(9) Includes 8,000 shares which Mr. Sobon had the right to acquire within 60 days of January 31, 1994 through the exercise of options. Also includes 3,790 shares acquired under the Company's benefit plans for which beneficial ownership is based upon sole voting power.

(10) Includes 2,498 shares acquired under the Company's benefit plans for which beneficial ownership is based upon sole voting power.

(11) Includes 4,900 shares which Mr. Panozzo had the right to acquire within 60 days of January 31, 1994 through the exercise of options. Also includes 1,411 shares acquired under the Company's benefit plans for which beneficial ownership is based upon sole voting power.

(12) Includes 4,522 shares which Mr. Nowak had the right to acquire within 60 days of January 31, 1994 through the exercise of options. Also includes 2,594 shares acquired under the Company's benefit plans for which beneficial ownership is based upon sole voting power.

(13) Information was obtained from "Vickers Corporate Stock Monitor Report" for the period ending February 26, 1994.

As of January 31, 1994, all Directors and executive officers of VWR Corporation as a group (14 persons), beneficially owned shares totalling 1,698,938 or 15.19% of the Common Stock outstanding. Members of the group shared voting and/or investment power with other persons as to 106,082 of such shares or .95% of the Common Stock outstanding.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that all parties subject to Section 16(a) complied with the filing requirements during the year ended December 31, 1993 with the following exceptions: Joseph A. Panozzo, Senior Vice President, reported one grant of restricted stock late on an amended Form 3 and one stock option grant late on a subsequently filed Form 4; Paul J. Nowak, Senior Vice

President, reported one stock option grant late on a subsequently filed Form 4; Robert S. Rogers, Director, reported one sale of stock late on a subsequently filed Form 4; and Donald P. Nielsen, Director, reported one purchase of stock late on a subsequently filed Form 4.

               FEES TO DIRECTORS AND COMMITTEES OF THE BOARD

Each Non-employee Director receives for services an annual retainer of $10,000 (payable in shares of restricted stock), fees of $1,000 for attending Board of Directors meetings ($2,500 if the meeting is held outside a Director's state of residence), fees of $500 for attending Board Committee meetings, and, when applicable, reimbursement of travel expenses in connection with meetings. Each member of the Executive Committee receives an annual retainer of $2,000 and the Chairman of each standing Committee of the Board receives an annual retainer of $2,000.

Mr. Wiborg, as Chairman of the Board and Chief Strategist, had a Consulting Services Agreement which provided for a base retainer of $75,000 in 1993 (including Directors' annual retainer) and a variable retainer or bonus determined by the Board of Directors. No variable retainer or bonus was paid to him in 1993.

The Corporation's Board of Directors has standing Audit/Pension, Compensation, Executive, and Nominating Committees. The members of each Committee with responsibility for the year ended December 31, 1993 and the functions performed thereby are outlined below:

Messrs. Lindley, McGrath, Nielsen, N. S. Rogers, and R. S. Rogers are members of the AUDIT/PENSION COMMITTEE of which Mr. N. S. Rogers is Chairman. The Audit/Pension Committee has responsibility for recommending to the Board of Directors the firm of independent auditors to be retained by the Corporation; reviewing with the Corporation's auditors the scope of the audit; reviewing and recommending corporate accounting policies to the Board of Directors; reviewing reports of independent auditors as to the adequacy of the Corporation's accounting system, controls, and other matters; and reviewing areas of possible conflicts of interest and sensitive payments. The Committee also has the responsibility of establishing investment policy and selecting the trustee of the funds of the VWR Corporation Retirement Plan; reviewing and making recommendations to the Board of Directors with respect to the performance of any third parties responsible for the administration and for the investment of funds; reviewing the annual reports for the VWR Corporation Retirement Plan; and establishing and administering systems of periodic reporting.

Messrs. Bernard, Engebrecht, McGrath, and Wiborg are members of the COMPENSATION COMMITTEE of which Mr. Wiborg is Chairman. The Compensation Committee has the responsibility for recommending compensation of executive officers; establishing bonus criteria; reviewing annually the operation of all compensation and benefit practices and salary administration procedures; consulting with the Pension Committee regarding the pension cost effects of trends in compensation; recommending benefit levels in the Corporation's retirement program; and recommending Directors' fees.

Messrs. Engebrecht, Harris, and Wiborg are members of the EXECUTIVE COMMITTEE of which Mr. Wiborg is Chairman. The Executive Committee has the authority to exercise all the power of the Board of Directors between meetings of the Board of Directors, except to the extent limited by law and certain other exceptions specified in the enabling resolution.

Messrs. Bernard, Engebrecht, N. S. Rogers, and Harris (Ex-Officio) are members of the NOMINATING COMMITTEE of which Mr. Bernard is the Chairman. The Nominating Committee has the responsibility of receiving, reviewing, and maintaining files of individuals qualified to be recommended as nominees for election as Directors; reviewing annually the capability of each incumbent Director to continue to serve as Director; recommending a list of individuals to the Board of Directors for nomination for election to the Board of Directors; and recommending individuals for appointment as new committees may be created or as replacement committees are required.

Shareholder nominations to the Board of Directors must be made in accordance with the procedures set forth in the Bylaws of the Corporation, which require, among other things, that nominations must be received not less than 120 days prior to the date which corresponds to the date on which the Corporation mailed its proxy statement for the previous year's Annual Meeting of Shareholders.
Article IX of the Certificate of Incorporation would allow Disinterested Directors or persons beneficially owning shares of Voting Stock having a Market Price of $250,000 or more, when cumulative voting was in effect as a result of the existence of a 40% shareholder (as defined in the Certificate of Incorporation), to nominate one or more candidates for election as a Director and to have information relating to such nominees included in the Corporation's proxy statement.

The Audit/Pension Committee met two times, the Compensation Committee two times, the Executive Committee three times, and the entire Board of Directors four times during 1993.
                          EXECUTIVE COMPENSATION

Report of Compensation Committee

The Corporation's executive compensation program is administered by the Compensation Committee ("Committee"), which is composed of four independent, non-employee directors. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for ratification.

Since its spin off from Univar Corporation in 1986, the Corporation has maintained the philosophy that compensation of its executive officers (including its chief executive officer) and management should be directly and materially linked to value creation for shareholders. The objective is to make the annual incentive bonus, which rewards executives for meeting financial targets based on the relationship of the Corporation's return on capital to its cost of capital, the largest component of an executive's compensation.

The Corporation's executive compensation program consists of four components: base salary, annual incentive bonus, long-term equity based incentive compensation, and the Corporation's contributions to various savings and stock ownership programs. The Committee has not yet deemed it necessary to consider its policy with respect to the possible tax effect on the Corporation, under the federal Revenue Reconciliation Act of 1993, of annual compensation exceeding $1 million paid to any individual.

Base Salary

Base salary is designed to be competitive, although generally conservative as compared to equivalent positions at comparable companies, such as those that are included in the Wholesale Trade Distributors Index shown in the Performance Graph on page 15, below. Since 1986, the Corporation's philosophy is to place a relatively greater emphasis on the annual incentive components of compensation.

Annual Incentive Compensation Plan

The Corporation's Executive Bonus Plan (the "Bonus Plan") provides annual cash and incentive stock awards, which are based upon the relationship of the Corporation's return on "invested capital" to its "cost of capital" (as both terms are defined in the Bonus Plan). Each year the Committee approves bonus targets by salary grade. The Corporation determines an individual's potential bonus award by multiplying that person's target bonus by a factor which is calculated using the percentage which the Corporation's return on invested capital bears to its cost of capital. No bonuses are earned if the Corporation's return on invested capital is less than 60% of its cost of capital. The potential awards may then be adjusted (from zero to 1.5 times the potential award) by an assessment of the executive's performance, which is determined by the Chief Executive Officer based on subjective factors and is subject to the Committee's approval. The Committee assesses the Chief Executive Officer's performance.

For 1993, the Corporation's pre-tax cost of capital as calculated in accordance with the Bonus Plan was 15.2%.

In accordance with the Bonus Plan, bonus awards are paid as follows: an award of up to 150% of a participant's target bonus is paid in cash; any portion of the award in excess of 150% but less than 200% of target is paid in unrestricted stock, and in excess of 200% of target is paid in restricted stock. The Bonus Plan does not take into consideration an executive officer's current stock ownership and options. For 1993 all bonuses were paid in cash in accordance with the Bonus Plan.

Long-Term Incentive Stock Plan

In addition to the Bonus Plan, executives may be awarded additional stock incentives (incentive stock options, non-qualified stock options, and restricted stock awards) under the 1986 Long-Term Incentive Stock Plan (LTIP) approved by the shareholders. Such stock awards generally vest over four years and are intended to align an executive's interests with those of shareholders. Stock options are awarded with an exercise price equal to the fair market value at the date of grant and have not been repriced. Options generally vest over a seven year period. The Corporation will periodically grant additional stock awards to provide continuing incentives for future performance. Such awards are recommended by the Chief Executive Officer and are subject to Committee approval. The size of previous awards and the number of options held are considered by the Committee, but are not determinative. During 1993, in accordance with these policies, the Committee granted stock options to two executive officers of the Corporation. The restricted stock awards made in 1993 and shown in the Summary Compensation Table, below, were made pursuant to the Bonus Plan as awards for 1992.

Other Plans

The Corporation maintains a 401(k) savings plan and an Employee Stock Ownership Plan (ESOP). Under the 401(k) Plan, the Corporation contributes, in VWR stock only, up to 50% of the first 3% of each employee's earnings as a matching contribution, which is invested entirely in VWR common stock. Under the ESOP, the Corporation allocates VWR common stock evenly among all eligible participants, irrespective of salary or position in the Corporation. The ESOP shares vest equally over an employment period of five years, at which point the employee is vested 100% in the plan.

Chief Executive Officer Compensation

The Committee's objective is to correlate Mr. Harris' remuneration with the performance of the Corporation. The Committee believes Mr. Harris' base salary is average as compared with the salaries of chief executive officers of comparable companies such as those included in the Wholesale Trade Distributors Index referred to above. The Committee did not increase Mr. Harris' base salary for 1993 from its 1992 level. Mr. Harris also participates in the same Bonus Plan applicable to the other named executive officers, and his bonus for 1993 was determined under the Bonus Plan, as described above. Mr. Harris' performance rating reduced his potential award in 1993, as the Corporation's goals were not achieved in their entirety.

                                       The Compensation Committee
                                       James H. Wiborg, Chairman
                                       James W. Bernard
                                       Richard E. Engebrecht
                                       Edward A. McGrath, Jr.

Compensation Committee Interlocks and Insider Participation

Mr. Harris, President and Chief Executive Officer of the Corporation, served as a Director of Momentum whose Chairman of the Board, Mr. Engebrecht, served on the Corporation's Compensation Committee for 1993.

                           Summary Compensation Table

The Summary Compensation Table includes individual compensation information on the Chief Executive Officer and the four other most highly-paid executive officers, for services rendered in all capacities for the three fiscal years ended December 31, 1993.

                                                        Long Term
                                                         Compensation
                                  Annual          ------------------------
                                Compensation      Restricted
Name and                      -----------------     Stock       Stock            All Other
Principal Position    Year   Salary($)  Bonus($)  Awards($)(1)  Options(#)   Compensation($)(2)
- -----------------------------------------------------------------------------------------
Jerrold B. Harris     1993   $275,004   $138,922                                $14,771
  President and Chief 1992    287,697    275,886   $279,869                      11,191
  Executive Officer   1991    266,695    353,665     81,788                      11,581

Walter S. Sobon       1993    149,170     53,906                                 13,449
  Vice President      1992    146,503    126,607     48,819                      13,440
  Finance and Chief   1991    131,214    121,739     10,972                      13,675
  Financial Officer

Richard H. Serafin    1993    133,320     36,460                                 16,040
  Vice President      1992    133,811     85,634     18,188                      15,791
  Information Systems 1991(3)  88,971     61,202                                 11,452
  and Chief Information
  Officer

Joseph A. Panozzo     1993    140,040     61,992                 13,000          13,558
  Senior Vice         1992    120,670    100,507      9,357                      13,786
  President

Paul J. Nowak         1993    115,020     36,460                 10,000          13,651
  Senior Vice         1992    103,603     51,865      2,972                      12,888
  President

(1) The following named executive officers held restricted stock in the indicated aggregate amounts and values as of December 31, 1993: Mr. Harris, 18,407 shares, $223,185 value; Mr. Sobon, 3,226 shares, $39,118 value; Mr.
Serafin, 853 shares, $10,340 value; Mr. Panozzo, 439 shares, $5,320 value; Mr. Nowak, 140 shares, $1,691 value. Dividends are paid on restricted stock.

All restricted stock awards granted to the named executives by the Corporation vest at a rate of 25% per annum from the date of grant. The following named executive officers were granted restricted stock awards in the indicated year and amounts: Mr. Harris, 17,492 shares in 1992, 6,414 shares in 1991; Mr. Sobon, 3,051 shares in 1992, 860 shares in 1991; Mr. Serafin, 1,137 shares in 1992; Mr. Panozzo, 585 shares in 1992; Mr. Nowak, 186 shares in 1992.

(2) Includes Company matching contributions to the Investor Tax Savings Investment Plan and Company automobile allowance. The following named executive officers received Company automobile benefits: Mr. Harris, $13,313 in 1993, $9,035 in 1992, and $6,688 in 1991: Mr. Sobon, $13,313 in 1993, 1992,
and 1991:  Mr. Serafin, $13,313 in 1993 and 1992, and $9,984 in 1991:  Mr.
Panozzo, $13,422 in 1993 and $12,658 in 1992:  Mr. Nowak, $13,313 in 1993 and
$12,853 in 1992.

(3) Mr. Serafin joined the Company on April 1, 1991.

The following table contains information concerning the grant of stock options made during fiscal 1993 under the Company's LTIP to the Named Executive
Officers:
                      Option Grants in Last Fiscal Year
                      ---------------------------------

             Individual Grants                              Grant Date Value(3)
- --------------------------------------------------------  ---------------------
                         % to
                         Total
                         Options
                         Granted
                         to
                         Employees  Exercise
                Options  in          Price
                Granted  Fiscal     ($/Share)  Expiration       Grant Date
Name            (#) (1)  Year          (2)         Date       Present Value ($)
- -------------------------------------------------------------------------------
Joseph Panozzo   13,000   27.1%    $16.00   Feb. 24, 2003         $82,940
Paul Nowak       10,000   20.8%     16.00   Feb. 24, 2003          63,800

(1) Options have a ten-year term and vest over five years at a rate of 20% per annum beginning February 25, 1996. In accordance with change-in-control acceleration provisions, options vest immediately upon the approval by the Company's shareholders of a merger, plan of exchange, sale of substantially all of the Company's assets, or plan of liquidation. Options are exercisable no later than twelve months following the termination of the Optionee's employment or in the event of death or disability. In the event an Optionee is terminated with cause, all options would expire upon such termination date.

(2) The exercise price is the market price of the Company's common stock on the date the options were granted.

(3) The Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The real value of options depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

                 Aggregated Option Exercises in Last Fiscal Year
                             and FY-End Option Values

The following summary table details stock option exercises for named executive officers during 1993, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1993, and the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

                                                                    Value of Unexercised
                                       Number of Unexercised          In-The-Money Options
                                       Options at FY-End(#)             at FY-End ($)
                                       ------------------------      --------------------------
           Shares Acquired   Value
Name       on Exercise(#)  Realized($)  Exercisable Unexercisable    Exercisable  Unexercisable
- --------------------------------------  -------------------------    --------------------------
Harris       ------         ------        22,257       58,725          $93,448       $258,766

Sobon        ------         ------         4,000       16,000           17,360         69,440

Serafin      ------         ------                     10,000                          41,400

Panozzo      ------         ------         2,900       21,000           10,644         34,720

Nowak        ------         ------         2,522       18,000            9,819         34,720

Performance Graph

Comparison of Five Year Cumulative Total Return among VWR Corporation, Media General Composite Index and a Wholesale Trade Distributors Index.


Measurement Period                        Media General      Wholesale Trade
(Fiscal Year Covered)     VWR Corp     Composite Index*    Distributors Index**
- ---------------------     --------     ----------------    ------------------
Measurement Pt-12/31/88      $100             $100                $100
FYE 12/31/89                   87              119                 125
FYE 12/31/90                  109              104                 116
FYE 12/31/91                  156              149                 150
FYE 12/31/92                  222              164                 156
FYE 12/31/93                  206              190                 179

The performance graph reflects the March, 1990 distribution by the Corporation to its shareholders of all of the Common Stock of Momentum then owned by the Corporation.

* The Media General Composite Index is a broad market index of 7,000 NASDAQ, NYSE and AMEX issues.

** This index consists of Wholesale Trade Distributors: Durable Goods (Standard Industry Code 50) and Non-Durable goods (Standard Industry Code 51), and has been prepared by and is available from Media General, P.O. Box 85333, Richmond, VA, 23293.

Defined Benefit Retirement Plan

The table below shows the estimated annual benefits payable on retirement under the VWR Corporation Retirement Plan ("Plan") to persons in specified remuneration and years-of-service classifications. The table applies to benefits payable on or after January 1, 1994. The retirement benefits shown are based upon retirement at normal retirement age.


Highest Average Annual
Compensation During Any
Consecutive Five                             Years of Service
Years of Employment           15         20         25         30         35
- ----------------------     ----------------------------------------------------
       $100,000           $ 23,978   $ 31,970   $ 39,963   $ 47,955    $ 52,751
        150,000             37,103     49,470     61,838     74,205      81,626
        200,000             50,228     66,970     83,713    100,455     110,501
        250,000             63,353     84,470    105,588    126,705     139,376
        300,000             76,478    101,670    127,463    152,955     168,251
        350,000             89,603    119,470    149,338    179,205     197,126
        400,000            102,728    136,970    171,213    205,455     226,001
        450,000            115,853    154,470    193,088    231,705     254,876
        500,000            128,978    171,970    214,963    257,955     283,751
        550,000            142,103    189,470    236,838    284,205     312,626
        600,000            155,228    206,970    258,713    310,455     341,501


With certain exceptions, Section 415 of the Internal Revenue Code currently limits pensions which may be paid under plans qualified under the Internal Revenue Code to an annual benefit of $118,800. Additionally, Section 401 of the Internal Revenue Code limits compensation which must be taken into account in providing benefits under qualified plans to an annual limit of $150,000.
The Board of Directors, upon the recommendation of the Compensation Committee, has authorized the establishment of supplemental benefits for executive officers to whom the limit of Section 415 and 401 applies, or will apply in the future so that these executive officers will obtain retirement benefits comparable to other retirement plan participants not impacted by the Section 415 and 401 limits.

Under the terms of the spin-off agreement with Momentum, the Corporation has agreed to pay two-thirds of all amounts payable to Richard E. Engebrecht under the Supplemental Benefits Plan and Momentum will pay the remaining one-third. The Corporation has guaranteed payment of the one-third payable by Momentum and likewise, Momentum has guaranteed payment of the two-thirds payable by the Corporation.

Compensation of executive officers covered by the Plan would include salaries and bonuses as reported in the "Executive Compensation" table. The following are the approximate years of credited service (rounded to the nearest year) of the persons named in that table under the Plan: J. Harris, 30; W. Sobon, 5; R. Serafin, 3; J. Panozzo, 5; P. Nowak, 16.

Compensation of all non-executive officer employees covered by the Plan would include salaries, commissions, and bonuses. All regular, full-time employees not members of a collective bargaining unit (except for bargaining units participating in all Corporation benefits), are eligible to participate in the Plan.

Agreements With Certain Officers

The Board of Directors has approved change of control agreements (the "Agreements") between the Corporation and each of its current executive officers, namely J. Harris, W. Sobon, R. Serafin, J. Panozzo, and P. Nowak (the "Executives"). Each Agreement provides that the Executive will receive compensation for up to 24 months if his employment is terminated (voluntarily or involuntarily) for any reason other than gross misconduct, death, disability, or reaching age 65, provided such termination occurs within 24 months after certain defined events which might lead to a change in control of the Corporation. The compensation will be paid at a rate equal to the Executive's current salary and target bonus. The compensation is subject to a minimum annual rate of not less than the Executive's average compensation for the preceding three calendar years, and is subject to reduction if the aggregate present value of all payments would exceed three times the Executive's "annualized includable compensation," as defined in Section 280G of the Internal Revenue Code, for the Executive's most recent five taxable years. The Executive will also continue to have "employee" status for the 24 month period and will be entitled to retain most employee benefits and rights during this period.

The estimated aggregate amounts presently payable in the event of a change of control (assuming each Executive receives payments for the maximum 24 month period) would be: J. Harris $1,366,000, W. Sobon $543,000, R. Serafin $387,000, J. Panozzo $474,000, and P. Nowak $310,000. The foregoing does not include the value of any employee benefits which might be payable to the officer during the 24 month period.

Although the Corporation believes that the compensation or other benefits payable or vesting upon the Executive's termination should not constitute "golden parachute payments" under the Internal Revenue Code, the Agreements do provide for indemnification against excise taxes payable by the Executive in the event of such a determination. The Corporation may cease payments in the event the Executive breaches certain non-competition or confidentiality covenants. The Corporation also has the right to terminate the Agreements upon a one-year notice, except as to rights accruing as a result of an event which has triggered the change of control provisions of the Agreements. The Board of Directors believes that the terms and conditions of the Agreements are in the best interest of the Corporation.

               PROPOSAL TO REINCORPORATE IN PENNSYLVANIA

General

The shareholders are being asked to approve a change in the state of incorporation of the Corporation from Delaware to Pennsylvania. The proposed reincorporation will be accomplished by means of a merger (the "Merger") of the Corporation with and into a newly-formed Pennsylvania corporation, VWR New Corp., which is a wholly-owned subsidiary of the Corporation (the "Pennsylvania Corporation"). The Merger will be effected pursuant to the terms of an Agreement and Plan of Merger which the shareholders are being asked to adopt, a copy of which is attached as Exhibit A to this proxy statement (the "Merger Agreement").

In accordance with the Merger Agreement, each share of the Corporation's Common Stock will be automatically converted into corresponding

Common Shares of the Pennsylvania Corporation. After the Merger, the capital structure of the Pennsylvania Corporation will be identical to the present capital structure of the Corporation. See "Conversion of Shares," below.

Upon consummation of the Merger, the separate existence of the Corporation will terminate and the Pennsylvania Corporation will succeed to and engage in the Corporation's business. The Merger will have no effect on the conduct of the daily business operations of the Corporation, the location of its principal executive offices, or its management. See "No Change in Business Plan, Management, Assets...," page 19.

The internal affairs of the Pennsylvania Corporation will be governed by the Articles of Incorporation (the "New Articles") and the Bylaws (the "New Bylaws") of the Pennsylvania Corporation and by Pennsylvania law. The New Articles and the New Bylaws, which appear herein as attachments to Exhibit A, the Merger Agreement, do not differ substantially from the current Certificate of Incorporation and Bylaws of the Corporation. See "Charter and Bylaws," page 21.

Principal Reasons for the Reincorporation

A principal reason for the reincorporation is to reduce the Corporation's state tax liability. This liability will be reduced by approximately $70,000 per year as a result of the change to a Pennsylvania corporate domicile.

In addition, the Corporation will be conforming its legal residence to its actual residence. At the time of its incorporation in Delaware in 1986, the Corporation's executive offices were located in Washington. The primary reason for incorporating in Delaware versus Washington was to take advantage of the modern and less restrictive provisions of the Delaware General Corporation Law ("DGCL"). In 1989, the Corporation moved its headquarters from Washington to Pennsylvania. At this time, Pennsylvania was in the process of significantly modernizing its business corporation law. Pennsylvania's new Business Corporation Law of 1988, as amended in 1990 ("PBCL"), is designed to afford Pennsylvania-domiciled corporations substantial operating flexibility and other advantages over the DGCL. As a result, the primary motivations for a corporation headquartered in Pennsylvania to be incorporated in Delaware have been largely eliminated.

The Board of Directors of the Corporation believes that, in view of the annual tax savings to the Corporation, the relocation of the Corporation's principal executive offices to Pennsylvania in 1989, and the modernization of the PBCL in recent years, the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Delaware to Pennsylvania.

Conversion of Shares

At the time the Merger becomes effective, each outstanding share of Common Stock of the Corporation, par value $1.00 per share, will automatically be converted on a one-for-one basis into Common Shares, par value $1.00 per share, of the Pennsylvania Corporation. Such conversion of shares will not result in any change in the present ownership of shares of stock of the Corporation. All shares of the Corporation's Common Stock held in its treasury will be cancelled.

After the Merger, certificates that previously represented shares of Corporation Common Stock will be deemed to represent an equal number of Common Shares of the Pennsylvania Corporation. Certificates that previously represented Corporation Common Stock will be replaced by certificates representing Common Shares of the Pennsylvania Corporation only when submitted to the transfer agent with a request that they be so replaced or when they are presented for transfer.

IT WILL NOT BE NECESSARY FOR THE SHAREHOLDERS OF THE CORPORATION TO EXCHANGE THEIR EXISTING CERTIFICATES FOR NEW CERTIFICATES REPRESENTING COMMON SHARES OF THE PENNSYLVANIA CORPORATION.

Corporation Employee Benefit Plans

The Corporation's Retirement Plan, ESOP, Investor Tax Savings Plan and all other employee benefit plans will not be changed in any material respect by the Merger. For example, the options to acquire Corporation Common Stock under the Corporation's 1986 Long-Term Incentive Stock Plan which are outstanding immediately prior to the Merger will be converted into options to purchase the same number of Common Shares of the Pennsylvania Corporation on the same terms and conditions as those in effect immediately prior to the Merger, and future options granted under such plans will be for Common Shares of the Pennsylvania Corporation.

Trading of Pennsylvania Corporation Common Shares

After the Merger, the Pennsylvania Corporation will be a publicly held company, its Common Shares will be quoted on the NASDAQ National Market System under the "VWRX" ticker symbol (which quotation is a condition of the Merger) and it will file with the SEC and provide to its shareholders the same type of information that the Corporation has previously filed and provided. Shareholders whose Corporation stock is fully tradable before the Merger will receive freely tradable Pennsylvania Corporation shares. Shareholders holding restricted stock of the Corporation will receive share certificates of the Pennsylvania Corporation bearing the same restrictive legend as appears on their present stock certificates, and their shares in the Pennsylvania Corporation will be subject to the same restrictions on transfer as those to which their present shares of stock in the Corporation are subject. For purposes of computing compliance with the holding period of Rule 144, shareholders will be deemed to have acquired their shares in the Pennsylvania Corporation on the date they acquired their shares in the Corporation. In summary, the Pennsylvania Corporation and its shareholders will be in the same respective position under the federal securities laws after the Merger as were the Corporation and its stockholders prior to the Merger.

No Change in Business Plan, Management, Assets, Liabilities or Net Worth

The proposed reincorporation will not result in any change in the business, assets, liabilities or net worth of the Corporation. Upon completion of the Merger, the name of the Corporation will continue to be VWR Corporation. After the Merger, the Board of Directors of the Pennsylvania Corporation will be comprised of those persons elected to the Board of Directors of the Corporation at the 1994 Annual Meeting of Shareholders and the other members of the Corporation's Board whose terms of office do not expire at the 1994 Annual Meeting. The persons then holding office as directors of the Corporation will continue to hold such office as directors of the Pennsylvania Corporation for the same terms for which they would otherwise serve as directors of the Corporation.

The persons who currently serve as executive officers of the Corporation will serve as executive officers of the Pennsylvania Corporation after the Merger.

Effective Date

The Merger will take effect on the date specified in Articles of Merger to be filed with the Department of State of the Commonwealth of Pennsylvania, which date is anticipated to be as soon as practicable following the adoption and approval of the Merger Agreement by the shareholders of the Corporation, subject to the terms and conditions of the Merger Agreement.

Amendments, Deferral or Termination of the Merger Agreement

The Merger Agreement provides that the Boards of Directors of the Corporation and the Pennsylvania Corporation may amend, modify or supplement the Merger Agreement prior to or after approval of the Merger by the shareholders of the Corporation, but not later than the Effective Date, except that no such amendment, modification or supplement may be made which is not approved by such shareholders if, in the judgment of the Board of Directors of the Corporation, it would have a materially adverse effect upon the rights of such shareholders.

The Merger Agreement also provides that the Board of Directors of the Corporation may terminate and abandon the Merger or may defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors such action would be in the best interests of the Corporation and its shareholders.

Certain Federal Income Tax Consequences

It is a condition to the consummation of the Merger that the Corporation receive an opinion of tax counsel satisfactory to the Corporation to the effect that, on the basis of facts and assumptions set forth in such opinion, for federal income tax purposes:

1. no gain or loss will be recognized by the Corporation, the Pennsylvania Corporation or shareholders of the Corporation by reason of the consummation of the Merger;

2. each shareholder's tax basis in the Pennsylvania Corporation Common Shares into which his or her Corporation Common Stock is converted will be the same as the tax basis of the Corporation Common Stock held by the shareholder immediately prior to the consummation of the Merger; and

3. a shareholder who holds Corporation Common Stock as a capital asset will include in his or her holding period for the Pennsylvania
Corporation Common Shares the period during which the shareholder held the Corporation Common Stock converted into such Pennsylvania
Corporation Common Shares.

No information is provided herein as to the state, local or foreign tax consequences of the Merger. The federal income tax discussion set forth above is for general information only. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THESE AND ANY OTHER TAX
CONSEQUENCES OF THE MERGER.

Accounting Treatment

For financial reporting purposes, the Merger will be accounted for as a pooling of interests. Accordingly, the Pennsylvania Corporation will succeed to all of the financial attributes of the Corporation.


Federal and State Regulatory Requirements

There are no federal or state regulatory requirements with which the Corporation must comply, or federal or state approvals which must be obtained by the Corporation in connection with the Merger.

Charter and Bylaws

Upon effecting the reincorporation, the New Articles and New Bylaws of the Pennsylvania Corporation will be substantially identical to the existing Certificate of Incorporation and Bylaws of the Corporation, except for certain technical changes, such as substituting references to the "DGCL" with references to the "PBCL," and changes triggered by differences in the corporation statutes of the two states, as discussed below. For an example of such changes, see "Certain Differences Between the Corporation Statutes of Delaware and Pennsylvania - Indemnification", below.

Certain Differences Between the Corporation Statutes of Delaware and
Pennsylvania

Although the DGCL and the PBCL are similar in many respects, there are a number of differences between the two statutes which should be carefully considered by the shareholders in evaluating the proposed Merger. The following summary, which sets forth certain material differences between the two statutes, does not purport to be a complete statement of all differences between the DGCL and the PBCL, nor does it purport to be a complete statement of the provisions of the two statutes which it compares.

All statements contained in the following summary are qualified in their entirety by the laws of Delaware and Pennsylvania and reference is made to those laws for a complete statement of their provisions. Among the more significant differences affecting the rights, obligations and relationships between a corporation and its shareholders are the following:

     Fiduciary Duties of Directors. Both Delaware and Pennsylvania law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and to its shareholders.

Delaware courts have held that the duty of care requires the directors to exercise an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

Similar to Delaware law, Pennsylvania law requires that directors perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. The PBCL, however, contains a provision specifically permitting (not requiring) directors, in discharging their duties, to consider the effects of any action taken by them upon any or all affected groups (including, e.g. shareholders, employees, customers and certain communities) as well as all other pertinent factors. Furthermore, unlike Delaware law, the PBCL expressly makes clear that a director has no greater obligation to justify, or higher burden of proof with respect to, any act relating to an actual or potential take-over of the corporation than he or she has with respect to any other act as a director.

     Limitation of Director Liability. Both Delaware and Pennsylvania law permit a corporation's certificate or articles of incorporation to limit a director's exposure to monetary liability for breach of fiduciary duty.

The Corporation's Certificate of Incorporation currently eliminates a director's personal liability for monetary damages to the fullest extent permitted by Delaware law. Pursuant to Delaware law, this means that a director presently has no monetary liability except for liability for
(i) breach of the duty of loyalty, (ii) acts or omissions not in good faith or constituting intentional misconduct or knowing violation of the law, (iii) declaration of an improper dividend or an improper redemption of stock, or (iv) any transaction from which the director derived an improper personal benefit.

Similarly, the New Articles will eliminate a director's liability to the fullest extent permitted by Pennsylvania law. Pursuant to Pennsylvania law, this means that a director will have no monetary liability for any action taken or omitted unless (i) the director breached or failed to perform his or her duties and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Under Pennsylvania law, a director will also remain personally liable where the responsibility or liability is pursuant to any criminal statute or is for the payment of taxes under local, State or Federal law.

     Indemnification. The Corporation's Bylaws presently require indemnification of its directors and officers to the fullest extent permitted under Delaware law. The New Bylaws provide for such indemnification to the fullest extent permitted by Pennsylvania law.

Both Delaware and Pennsylvania law permit a corporation to indemnify any person involved in a third party action by reason of his being an officer or director of the corporation, against expenses, judgments, fines and settlement amounts paid in such third party action (and against expenses incurred in any derivative action), if such person acted in good faith and reasonably believed that his actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Furthermore, both states' laws provide that a corporation may advance expenses incurred in defending any action upon receipt of an undertaking by the person to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

In general, no indemnification for expenses in derivative actions is permitted under either state law where the person has been adjudged liable to the corporation, unless a court finds him entitled to such indemnification. If, however, the person has been successful in defending a third party or derivative action, indemnification for expenses incurred is mandatory under both states' laws.

In both states the statutory provisions for indemnification are non-exclusive with respect to any other rights, such as contractual rights (and, in the case of a Pennsylvania corporation, under a bylaw or vote of shareholders or disinterested directors), to which a person seeking indemnification may be entitled. Unlike Delaware law, however, Pennsylvania law expressly permits such contractual or other rights to provide for indemnification against judgments and settlements paid in a derivative action unless a court determines that the act or omission giving rise to the claim for indemnification constituted willful misconduct or recklessness. The New Bylaws incorporate this broader right to indemnification in the context of derivative actions.

     Poison Pills and Anti-takeover Laws. Pennsylvania law explicitly approves poison pills, such as the Corporation's existing Shareholder Rights Agreement adopted in May 20, 1988 (the "Rights Plan"), but specific plans will probably still be subject to evaluation on a case-by-case basis. In that regard, differences between Delaware's and Pennsylvania's court systems and legal precedents may affect the outcome of any legal challenge to the Rights Plan. See "Case Law and Court
Systems," page 26.    The Rights Plan was primarily written to meet the
standards established in Delaware case law.

Chapter 25 of the PBCL contains certain "anti-takeover" provisions which apply to a registered corporation, such as the Corporation, unless the registered corporation elects not to be governed by such provisions.
The Corporation has elected not to be governed by such provisions and, following the Merger, will continue to be governed by the anti-takeover provisions currently set forth in its Certificate of Incorporation, which provisions have been replicated in the New Articles. Accordingly, the New Articles contain a section which expressly opts out of the following Pennsylvania anti-takeover provisions: (i) the "control transactions" provision, which provides for mandatory shareholder notice of the acquisition of 20% of the voting power of a Pennsylvania corporation and provides shareholders with the opportunity to demand "fair value" for their shares upon acquisition of voting power, (ii) the "business combination" provision, which limits a corporation from engaging in any merger or business combination with an interested shareholder unless certain conditions have been met, (iii) the "control share" provision, which limits the voting power of shareholders owning 20% or more of a corporation's voting stock, and (iv) the "disgorgement provision," which permits a corporation to recover profits resulting from the sale of shares in certain situations, including those where an individual or group attempts to acquire at least 20% of the corporation's voting shares.

     Amendments to Charter. Under Delaware law, amending the Certificate of Incorporation of the Corporation (except those portions relating to transactions with 20% (or more) stockholders and purchases from 5% (or more) stockholders, for which super-majority provisions are set forth in the Certificate of Incorporation and are contained in the New Articles) requires the approval of the holders of a majority of the shares entitled to vote. Pennsylvania law only requires the affirmative vote of a majority of the votes actually cast on a proposed amendment, unless the articles require a greater percentage (as the New Articles do with respect to the supermajority provisions referenced above). Pennsylvania law also eliminates the need for shareholder approval of certain non-material amendments to the articles of incorporation (such as a change in the corporate name) and eliminates the need for class votes in order to change the par value of, or decrease the number of authorized shares of, any class of stock. Thus, any future amendment of the Corporation's charter (except for amendments to the super-majority provisions described above) will be made somewhat easier under Pennsylvania law.

     Mergers and Other Fundamental Transactions. Under Delaware law, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation's assets, dissolutions, etc.) require the approval of the holders of a majority of the shares of the Corporation. Pennsylvania law reduces the approval threshold to a majority of the votes actually cast by the shareholders at the meeting. Delaware and Pennsylvania laws each permit a corporation to increase the minimum percentage vote required above the statutory minimums described above and thus the provisions of the Corporation's current Certificate of Incorporation that establish increased voting requirements (e.g. for transactions with a 20% or more shareholder or purchases of Corporation shares from a 5% or more shareholder) will also be included in the New Articles.

     Dividends.   Delaware law permits dividends to be paid out of (i)
surplus (the excess of net assets of the corporation over capital) or
(ii) net profits for the current or immediately preceding fiscal year, unless the net assets are less than the capital of any outstanding preferred stock. Pennsylvania law permits the payment of dividends unless they would render the corporation insolvent, meaning either (i) the corporation would be unable to pay its debts as they become due in the ordinary course of business, or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed upon dissolution of the corporation to pay
the holders of shares having a liquidation preference.     Stock
Repurchases. Under Delaware law, a corporation may not purchase or redeem its own shares when the capital of the corporation is impaired or when such purchase or redemption would cause an impairment of the capital of the corporation. A Delaware corporation may, however, purchase or redeem out of capital any of its preferred shares if such shares will be retired upon acquisition, thereby reducing the capital of the corporation. In contrast, Pennsylvania law permits a corporation to redeem any and all classes of its shares and treats such redemption or repurchase like a dividend, subject to the same limitations described above.

     Voting Rights.   Under Delaware law cumulative voting in the
election of directors is only permitted if expressly authorized in a corporation's charter. The Certificate of Incorporation of the Corporation does not authorize cumulative voting except in certain circumstances. Under Pennsylvania law, however, shareholders automatically have cumulative voting rights unless the Pennsylvania charter provides otherwise. Therefore, in order to maintain the status quo, the New Articles state expressly that shareholders do not have cumulative voting rights except as specifically provided therein.

     Appraisal or Dissenters' Rights. The rights of stockholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called appraisal rights under the DGCL and dissenters' rights under the PBCL. Delaware law does not afford appraisal rights to holders of shares which are either listed on a national securities exchange, quoted on NASDAQ National Market System or held of record by more than 2,000 stockholders, unless the plan of merger or consolidation converts such shares into anything other than stock of the surviving corporation (such as the Pennsylvania Corporation in the case of the Merger) or stock of another corporation which is either listed on a national securities exchange, quoted on NASDAQ or held of record by more than 2,000 stockholders. For this reason, shareholders of the Corporation will not have appraisal rights in connection with the Merger.

Pennsylvania law is substantially the same as Delaware law regarding appraisal rights, except that (i) Pennsylvania law affords appraisal rights to holders of shares quoted on NASDAQ and (ii) where shares whose rights are to be determined are listed on a national exchange or held of record by more than 2,000 shareholders, dissenters' rights will nevertheless be available under Pennsylvania law unless the plan converts such shares into stock of the surviving or new corporation. As a result of the Merger, until the Corporation has more than 2,000 shareholders of record or the Corporation's shares are listed on a national securities exchange, the shareholders of the Pennsylvania Corporation will have dissenters' rights with respect to certain corporate actions, including mergers, consolidations or share exchanges, which they did not have as shareholders of the Corporation.

The definition of "fair value" in payment for shares upon exercise of appraisal or dissenters' rights is substantially identical under both states' laws. Any valuation methods may be used which are generally acceptable in the financial community.

APPRAISAL RIGHTS ARE NOT AVAILABLE TO HOLDERS OF THE CORPORATION COMMON STOCK WITH RESPECT TO THE MERGER OF THE CORPORATION INTO THE
PENNSYLVANIA CORPORATION.

     Amendments to By-laws. Under Delaware law, if the certificate of incorporation confers on the board of directors the power to amend the bylaws, as does the Corporation's Certificate of Incorporation, the DGCL does not limit the power of the board to make changes in the bylaws. Under Pennsylvania law, however, the board's power to adopt or amend bylaw provisions on specified subjects is limited absent a contrary provision in the articles. In order to maintain the existing power of the Corporation's board to amend its bylaws, the New Articles expressly authorize the board to amend the New Bylaws, including in circumstances otherwise reserved by the PBCL exclusively to the shareholders.

Under Delaware law, a corporation's by-laws may be amended by the stockholders at any annual meeting, without the need to obtain the consent of the Board of Directors or to give prior notice that such action would be taken at the meeting. Pennsylvania law is more restrictive to shareholders, as it requires that a copy of any proposed amendment to the by-laws, or a summary thereof, be included with the notice of the meeting at which the shareholders wish to amend a Pennsylvania corporation's by-laws. This difference in the two laws will not initially affect the shareholders of the Corporation since both the Bylaws of the Corporation and New Bylaws of the Pennsylvania Corporation require that shareholders provide advance notice of any matter they wish to submit to a vote of shareholders at any annual or special meeting.

     Action by Written Consent. Delaware law permits a majority of shareholders to consent in writing to any action without a meeting, unless the certificate of incorporation prohibits such written consent, as does the Certificate of Incorporation of the Corporation. With respect to registered corporations, such as the Corporation, Pennsylvania law also permits shareholder action by majority written consent, but only where the articles specifically authorize less than unanimous consent. To remain consistent, the New Articles contain a prohibition against shareholder action by written consent identical to that contained in the Corporation's Certificate of Incorporation.

     Case Law and Court Systems. There is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretations does not exist in Pennsylvania. Delaware also has established a system of Chancery Courts to adjudicate matters arising under its corporation law. Pennsylvania is considering but has not yet established an equivalent court system. As a result of these factors there may be less certainty as to the outcome of matters governed by Pennsylvania corporation law or by the charter of Pennsylvania (and therefore it may be more difficult to obtain legal guidance as to such matters) than would be the case under Delaware law.

Special Meetings of Shareholders. Both Delaware and Pennsylvania laws permit a special meeting of the shareholders to be called by the board of directors or such other person as may be authorized by the

Corporation's charter or bylaws. Pennsylvania law, however, explicitly states that shareholders of a registered corporation, such as the Corporation, shall not have a statutory right to call special meetings. Both the Certificate of Incorporation of the Corporation and the New Articles provide that special meetings of the shareholders may only be called by the board.

     Annual Meeting of Shareholders. Under Delaware law, if the annual meeting for the election of directors is not held on the designated date the directors are required to cause such meeting to be held as soon thereafter as may be convenient. If they fail to do so for a period of 30 days after the designated date, or if no date has been designated, for a period of 13 months after the organization of the corporation or after its annual meeting, the Court of Chancery may summarily order a meeting to be held upon application of any shareholder or director.

Under Pennsylvania law, if the annual meeting of shareholders for election of directors is not called and held within six months after the designated time, any shareholder may call such meeting at any time thereafter without application to any court.


Vote Required

Approval of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of the Corporation's Common Stock.

The Board of Directors recommends that you vote FOR the proposed Merger. Unless otherwise directed, proxies will be voted FOR approval of the Merger.

                        SELECTION OF INDEPENDENT AUDITORS

The Board of Directors will request that the shareholders ratify its selection of Ernst & Young as independent auditors for the Corporation for the year ending December 31, 1994. If the shareholders do not ratify the selection of Ernst & Young, another firm of independent auditors will be selected as independent auditors by the Board of Directors. Representatives of Ernst & Young will be present at the Annual Meeting and will be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

The Board of Directors recommends a vote FOR this selection.


                      PROPOSALS OF SECURITY HOLDERS

Under Securities and Exchange Commission rules and the Corporation's Bylaws, certain shareholder proposals may be included in the Corporation's proxy statement. Any shareholder desiring to have such a proposal included in the Corporation's proxy statement for the Annual Meeting to be held in 1995 must cause a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to be received by the Corporation not later than December 2, 1994. The timing and procedure with respect to the submission by shareholders of nominees for Directors are discussed in this Proxy Statement under the caption "FEES TO DIRECTORS AND COMMITTEES OF THE BOARD."

                               OTHER BUSINESS

The Board of Directors has no knowledge of any other business to be acted upon at this meeting. However, if any other business is presented at the meeting, proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                                      BY ORDER OF THE BOARD OF DIRECTORS
                                      BY (SIGNATURE)
                                      WALTER S. SOBON
                                      VICE PRESIDENT FINANCE
                                      CORPORATE SECRETARY



      29                                                              Exhibit A

                       AGREEMENT AND PLAN OF MERGER
                                  BETWEEN
                              VWR CORPORATION
                          (a Delaware corporation)
                              AND VWR NEW CORP.
                         (a Pennsylvania corporation)


AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of March 28, 1994, made by and between VWR CORPORATION, a Delaware corporation ("VWR"), and VWR NEW CORP., a Pennsylvania corporation and wholly owned subsidiary of VWR ("Newco"), (which corporations are sometimes hereinafter collectively called the "Constituent Corporations").


WITNESSETH:


WHEREAS, VWR has authority to issue 31,000,000 shares of capital stock, consisting of 30,000,000 common shares, par value $1.00 per share, and 1,000,000 preferred shares, par value $1.00 per share (collectively, the "VWR Capital Stock"); and

WHEREAS, Newco on the Effective Date (as hereinafter defined) will have the authority to issue 31,000,000 shares of capital stock, consisting of 30,000,000 Common Shares, par value $1.00 per share, and 1,000,000 Preferred Shares, par value $1.00 per share (collectively, the "Newco Capital Stock"); and

WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and in the best interests of each of the Constituent Corporations and its shareholder or stockholders that VWR be merged with and into Newco as permitted by the General Corporation Law of the State of Delaware ("GCL") and the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania ("BCL") under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of each of the Constituent Corporations has approved this Agreement and directed that this Agreement be submitted to its stockholders or shareholder;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the GCL and the BCL, the parties hereto have agreed and covenanted, and do hereby agree and covenant, as follows:


                                ARTICLE I
                THE MERGER, THE SURVIVING CORPORATION AND
                           THE EFFECTIVE DATE

1. As soon as practicable following the fulfillment (or waiver, to the extent permitted therein) of the conditions specified in Article IV hereof, taking into consideration the closing of accounting periods, VWR shall be merged with and into Newco (the "Merger") and Newco shall survive the Merger.

2. The date on which the Merger occurs and becomes effective is hereinafter called the Effective Date. The Merger shall occur and be effective on the hour and on the date set forth as the effective date in Articles of Merger incorporating this Agreement filed in the Department of State of the Commonwealth of Pennsylvania as provided in Subchapter 19C (relating to merger, consolidation, share exchanges and sale of assets) of the BCL, if prior thereto a duly certified, executed and acknowledged copy of this Agreement or certificate of merger with respect thereto has been filed with the Secretary of State of Delaware as provided in Sections 103 and 252 of the GCL.

3. Newco, as the surviving corporation (the "Surviving Corporation"), shall continue its corporate existence under the laws of the Commonwealth of Pennsylvania. On the Effective Date, the separate existence and corporate organization of VWR, except insofar as it may be continued by operation of law, shall be terminated and cease.


                                ARTICLE II
             ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND
                  OFFICERS OF THE SURVIVING CORPORATION

1. The Articles of Incorporation of Newco on the Effective Date, in the form set forth in Attachment I hereto, shall be the Articles of Incorporation of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law. Following the Merger, the Surviving Corporation shall operate under the name "VWR Corporation."

2. The Bylaws of Newco on the Effective Date, in the form set forth in Attachment II hereto, shall on the Effective Date become and be the Bylaws of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof, of the Articles of Incorporation and of applicable law.

3. The directors and officers of VWR on the Effective Date will be the directors and officers, respectively, of Newco on and after the Effective Date until expiration of their current terms and until their successors are elected and qualify, or their prior resignation, removal or death, subject to the Articles of Incorporation and Bylaws of Newco.

                                ARTICLE III
                     TREATMENT OF SHARES OF EACH OF THE
                         CONSTITUENT CORPORATIONS

1.  On the Effective Date:

          (a) each share of Common Stock of VWR, par value $1.00 per share, outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one Common Share of Newco, par value $1.00 per share;

          (b) each share of Newco Capital Stock outstanding immediately prior to the Merger shall cease to exist and be cancelled;

          (c) each share of VWR Capital Stock issued and held in the treasury of VWR on the Effective Date shall be cancelled, and no shares or other securities of Newco shall be issuable with respect thereto;

          (d) each option outstanding under the VWR 1986 Long-Term Incentive Stock Plan immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase the same number of Common Shares of Newco at the same price and otherwise upon the same terms and conditions; and

          (e) Each right to purchase a share of Common Stock of VWR, par value $1.00 per share, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to purchase a Common Share of Newco, par value $1.00 per share, at the same price and otherwise under the same terms and conditions as contained in the Rights Agreement dated as of May 20, 1988 between VWR and First Interstate Bank of Washington, N.A.

2. Certificates representing shares of Newco Capital Stock outstanding immediately prior to the Merger shall be cancelled. No certificates for shares of Newco Capital Stock will be issued to holders of any of the shares of VWR Capital Stock upon the Merger. Certificates representing shares of VWR Capital Stock (other than certificates representing shares which are cancelled pursuant to Section 1(c) of this Article III) shall upon the Merger be deemed for all purposes to represent an equal number of shares of the same class and series of Newco Capital Stock. After the Effective Date, whenever certificates which formerly represented shares of VWR Capital Stock are presented for exchange or registration of transfer, Newco will cause to be issued in respect thereof certificates representing an equal number of shares of Newco Capital Stock of the same class and series.


                                ARTICLE IV
               CONDITIONS, DEFERRAL, TERMINATION AND AMENDMENT

1. The obligation of VWR and Newco to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by VWR and Newco in their sole discretion to the extent permitted by law):

          (a) VWR as sole shareholder of Newco shall have approved this Agreement in accordance with the BCL;

          (b) the stockholders of VWR entitled to vote thereon shall have adopted this Agreement at a meeting thereof duly held in accordance with GCL;

          (c) the Newco Common Shares to be issued in the Merger or reserved for issuance shall have been approved for quotation on NASDAQ National Market System, subject to official notice of issuance;

          (d) VWR shall have received an opinion of its tax counsel, satisfactory to VWR and substantially to the effect that, for federal income tax purposes (i) no gain or loss will be recognized by VWR, Newco or the stockholders of VWR by reason of the consummation of the Merger,
(ii) each VWR stockholder's tax basis in Newco Capital Stock into which his or her VWR Capital Stock is converted will be the same as the tax basis of the VWR Capital Stock held by such stockholder immediately prior to consummation of the Merger and (iii) a VWR stockholder who holds VWR Capital Stock as a capital asset will include in his holding period for the Newco Capital Stock the period during which he held the VWR Capital Stock converted into such Newco Capital Stock; and

          (e) a duly certified, executed and acknowledged copy to this Agreement or certificate of merger with respect thereto shall have been filed with the Secretary of State of Delaware in accordance with Sections 103 and 252 of the GCL.

2. Consummation of the Merger may be deferred by the Board of Directors of VWR for a reasonable period of time, not later than December 31, 1994, if the Board determines that deferral would be in the best interests of VWR and its stockholders.

3. (a) This Agreement may be terminated by the Board of Directors of VWR or Newco at any time before or after the adoption and approval thereof by the shareholder of Newco or the stockholders of VWR or both, but not later than the Effective Date. In the event of a termination after Articles of Merger have been filed in the Department of State of the Commonwealth of Pennsylvania and before the Effective Date, a timely statement of termination may be filed in the Department of State by the terminating corporation.

          (b) In the event of termination of this Agreement as above provided, this Agreement shall become wholly void and of no effect, and there shall be no liability on the part of either Constituent
Corporation or its Board of Directors or its stockholders or shareholder except as provided in Section 4 of this Article IV.

4. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, VWR shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.

5. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time before or after adoption and approval of this Agreement by the shareholder of Newco and stockholders of VWR, but not later than the Effective Date, except that no such amendment, modification or supplement not adopted and approved by the shareholder of Newco and the stockholders of VWR shall affect the rights of such shareholder or stockholders in a manner which is materially adverse to them, in the sole judgment of the Board of Directors of VWR.

                                ARTICLE V
                   TRANSFER OF ASSETS AND LIABILITIES

1. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, as well for stock subscriptions and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

2. The parties hereto agree that from time to time and as and when requested by the Surviving Corporation, or by its successors or assigns, to the extent permitted by law, the officers and directors of VWR and of the Surviving Corporation are fully authorized in the name of VWR or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, confirm in or assure the Surviving Corporation title to and possession of all of said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.


                                ARTICLE VI
                              MISCELLANEOUS

For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed, each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by its Board of Directors, has caused these presents to be executed by its President or a Vice President and its corporate seal affixed and attested to by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                    VWR NEW CORP.
                                    (a Pennsylvania corporation)

(Corporate Seal)

                                    By: (SIGNATURE)
                                        Jerrold B. Harris, President

ATTEST:

By: (SIGNATURE)
    Walter S. Sobon, Secretary

                                    VWR CORPORATION
                                    (a Delaware corporation)

(Corporate Seal)


                                    By: (SIGNATURE)
                                        Jerrold B. Harris, President

ATTEST:

By: (SIGNATURE)
    Walter S. Sobon, Secretary

                               SECRETARY'S CERTIFICATE

The undersigned, Walter S. Sobon, Secretary of VWR Corporation, a
Delaware corporation (the "Company"), does hereby certify that the foregoing Agreement has been adopted, at a meeting duly called and held, by at least a majority of the outstanding stock of the Company entitled to vote thereon.



By: (SIGNATURE)
    Walter S. Sobon, Secretary

                               SECRETARY'S CERTIFICATE

The undersigned, Walter S. Sobon, Secretary of VWR New Corp., a
Pennsylvania corporation (the "Pennsylvania Company"), does hereby certify that the foregoing Agreement has been adopted by the written consent of all of the holders of the outstanding stock of the Pennsylvania Company.



By: (SIGNATURE)
    Walter S. Sobon, Secretary



      36                                                     Exhibit A
                                                            Attachment 1

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                  VWR NEW CORP.


                              ARTICLE I

The name of the Corporation is VWR Corporation.

                              ARTICLE II

The address of the registered office of the Corporation in the Commonwealth of Pennsylvania is 1310 Goshen Parkway, West Chester, Chester County, Pennsylvania 19380.

                              ARTICLE III

The purpose of the Corporation is to create the maximum continuing rate of value growth through long-term profit on invested capital and the growth of that capital.

To accomplish this purpose, the Board of Directors, management and employees of the Corporation will strive to:

- - Properly select business opportunities versus risk;

- - Develop and maintain strategic direction for all business segments;

- - Develop and maintain superior management and organizational structures;

- - Encourage employee involvement in the business process;

- - Provide all employees the opportunity of a value growth environment of good employment, training, advancement and recognition of their achievements;

- - Create market understanding of the intrinsic values so created;

- - Conduct its business legally and ethically within the free enterprise system as a responsible corporate citizen.

In carrying out this purpose, the Corporation is authorized to engage in any lawful act or activity for which corporations may be organized under the Pennsylvania Business Corporation Law of 1988.

                              ARTICLE IV

The total number of shares of all classes of stock which this Corporation shall have authority to issue is 31,000,000 shares to be divided into two classes consisting of 30,000,000 common shares, par value $1.00 per share (hereinafter designated "Common Shares") and 1,000,000 preferred shares, par value $1.00 per share (hereinafter designated "Preferred Shares"). The Common Shares shall have one vote for each share. The Preferred Shares shall have such full or limited or no voting rights as shall be stated and expressed in the resolution or resolutions of the Board of Directors of this Corporation providing for the issuance of such shares pursuant to authority vested in it by the provisions of its Articles of Incorporation.

The Preferred Shares may be issued in one or more classes or series within a class and each such class or series may have such full or limited or no voting rights, and such designations, preferences, and relative participating, optional, or other special rights and qualifications, limitations, or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issuance of such Preferred Shares adopted by the Board of Directors pursuant to the authority hereby granted.

The Preferred Shares may have voting rights, designations, preferences, and relative participating, optional, or other special rights and qualifications, limitations or restrictions which negate or supersede the provisions of Article VIII hereof (so long as the resolution or resolutions which provided for the issuance of the same are approved by the unanimous vote of the Board of Directors).

                             ARTICLE V

Except as otherwise provided in Section 3 of Article IX, shareholders shall not have cumulative voting rights in the election of directors.

                              ARTICLE VI

The provisions of Section 2538(a) and of Subchapters E, F, G and H of Chapter 25 of the Pennsylvania Business Corporation Law of 1988 (15 Pa. C.S.), as amended, and any corresponding provisions of succeeding law, shall not be applicable to the Corporation.

                             ARTICLE VII

1. For purposes of these Articles, the following defined terms shall have the meanings set forth below. All references in these Articles to statutes, rules or regulations shall include a reference to said statutes, rules or regulations as currently in effect or hereafter amended.

          (a) The terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated and issued under the Securities Exchange Act of 1934.

          (b) The terms "Beneficial Owner" and correlative terms shall have the meanings ascribed to them in Rule 13d-3 and related interpretive releases promulgated and issued under the Securities
Exchange Act of 1934. Without limitation, a Person shall be a "Beneficial Owner" of any Voting Stock:

               (1) which such Person or any of its Affiliates or Associates Beneficially Owns, directly or indirectly; or

               (2) which such Person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

               (3) which are Beneficially Owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          (c) The terms "Board of Directors" and the "Board" mean the group of individuals elected by the shareholders as directors of the Corporation or appointed by the directors then on the board to fill a vacancy on the Board.

          (d) The term "Common Shares" shall mean the common shares of the Corporation as authorized pursuant to Article IV.

          (e) The term "Disinterested Director" means any member of the Board of Directors who is not an Affiliate of any 5%, 20% or 40% Shareholder, and was a member of the Board prior to the time that any 5%, 20% or 40% Shareholder achieved such status, and any successor of a Disinterested Director who is not an Affiliate of any 5%, 20% or 40% Shareholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

          (f) The term "Fair Market Value" means: (1) in the case of shares, the Market Price, and (2) in the case of property other than cash or shares, the fair market value of such property on the date in question as determined by the Board in good faith.

          (g) The term "5% Shareholder" shall mean any Person (other than the Corporation or any Subsidiary) who or which:

               (1) is the Beneficial Owner, directly or indirectly, of 5% or more of the Voting Power of the outstanding Voting Shares; or

               (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 5% or more of the Voting Power of the then outstanding Voting Shares; or

               (3) is an assignee of or has otherwise succeeded to any Voting Shares which were, at any time within the two-year period immediately prior to the date in question, Beneficially Owned by any 5% Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933;

provided, however, any Person who has Beneficially Owned all his, her or its Voting Shares for two years or more shall not be deemed a 5%
Shareholder.

          (h) The term "40% Shareholder" shall mean any Person (other than the Corporation or any Subsidiary) who or which:

               (1) is the Beneficial Owner, directly or indirectly, of 40% or more of the Voting Power of the outstanding Voting Shares; or

               (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 40% or more of the Voting Power of the then outstanding Voting Shares; or

               (3) is an assignee of or has otherwise succeeded to any Voting Shares which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any 40% Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          (i) The term "Major Transaction" shall mean (1) any merger or consolidation of this Corporation or a Subsidiary with or into a 20% Shareholder, (2) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or any other security device, of all or any Substantial Part of the assets of this Corporation (including without limitation any securities of a Subsidiary) or of a Subsidiary, to a 20% Shareholder, (3) any merger or consolidation of a 20% Shareholder with or into this Corporation or a Subsidiary, (4) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a 20% Shareholder to the Corporation or a Subsidiary, (5) the issuance of any securities of this Corporation or a Subsidiary to a 20% Shareholder, (6) the acquisition by this Corporation or a Subsidiary of any securities of a 20% Shareholder,
(7) any reclassification of Voting Shares of this Corporation, or any recapitalization involving Voting Shares of this Corporation, proposed by a 20% Shareholder within five years after such 20% Shareholder became a 20% Shareholder, (8) any loan or other extension of credit by the Corporation or a Subsidiary to a 20% Shareholder or any guarantees by the Corporation or a Subsidiary of any loan or other extension of credit by any Person to a 20% Shareholder, and (9) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Major Transaction.

          (j) The term "Market Price" means: the last closing sale price immediately preceding the time in question of one of the shares in question on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if such shares are not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, on which such shares are listed, or, if such shares are not listed on any such exchange, the last closing bid quotation with respect to one of such shares immediately preceding the time in question of the National Association of Securities Dealer, Inc. Automated Quotation System or any system then in use (or any other system of reporting or ascertaining quotations then available), or if such shares are not so quoted, the fair market value at the time in question of one of such shares as determined by the Board in good faith.

          (k) The term "other consideration to be received" shall, for the purposes of subparagraph 1(b) of Article VIII, include, without limitation, Voting Shares of the Corporation retained by its existing public shareholders in the event of a Major Transaction which is a merger or consolidation in which the Corporation is the surviving corporation.

          (l) The term "Person" shall mean and include any individual, corporation, partnership or other person or entity and each member of any "Person" as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934.

          (m) "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definitions of 5%, 20% or 40% Shareholder, the term "Subsidiary" shall mean only a corporation of which a majority of the Voting Power of its capital stock entitled to vote generally in the election of directors is owned, directly or indirectly, by the Corporation.

          (n) The term "20% Shareholder" shall mean any Person (other then the Corporation or any Subsidiary) who or which is the Beneficial Owner, directly or indirectly, of 20% or more of the Voting Power of the outstanding Voting Shares.

          (o) The term "Substantial Part" shall mean more than ten percent of the total assets of the Person or entity in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

          (p) The term "Voting Power" shall mean, with respect to a share of capital stock, the number of votes that such share is entitled to cast (disregarding the effect of cumulative voting, if applicable) at the time in question and, in the case of a convertible security, computing such voting power by reference to the greatest number of votes such security is entitled to in the converted or unconverted status.

          (q) The term "Voting Shares" shall mean all Common Shares and any other shares entitled to vote for the election of Directors of the Corporation.

2. For the purposes of determining whether a person is a 5%, 20% or 40% Shareholder pursuant to these Articles, the number of Voting Shares deemed to be outstanding shall include shares deemed owned through application of subparagraph 1(b) of this Article VII but shall not include any other Voting Shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

3. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purposes of these Articles, on the basis of information known to them after reasonable inquiry,
(a) whether a Person is a 5%, 20% or 40% Shareholder, (b) the number of

Voting Shares Beneficially Owned by any Person, (c) whether a Person is an Affiliate or an Associate of another Person, and (d) whether a transaction or a series of transactions constitutes a Major Transaction or one of the transactions specified in Section 2 of Article IX hereof. The good faith determination of a majority of the Disinterested Directors shall be conclusive and binding for all purposes of these Articles.

4. Nothing contained in these Articles shall be construed to relieve any 5%, 20% or 40% Shareholder from any fiduciary obligation imposed by law.

5.  It shall be the duty of any 5%, 20% or 40% Shareholder:

          (a) to give or cause to be given written notice to the Corporation, immediately upon becoming a 5%, 20% or 40% Shareholder, of such Person's status as a 5%, 20% or 40% Shareholder and of such other information as the Corporation may reasonably require with respect to identifying all owners and amount of ownership of the outstanding Voting Shares of which such 5%, 20% or 40% Shareholder is a Beneficial Owner, and

          (b) to notify the Corporation promptly in writing of any change in the information provided in subparagraph (a) of this
Section 5; provided, however, that the failure of a 5%, 20% or 40% Shareholder to comply with the provisions of this Section 5 shall not in any way be construed to prevent the Corporation from enforcing other provisions of these Articles.

                              ARTICLE VIII

1. Subject to the provisions of any series of Preferred Shares which may at the time be outstanding, any Major Transaction shall require the affirmative vote of the holders of not less than 80% of the Voting Power of the outstanding Voting Shares of the Corporation, which shall include the affirmative vote of at least 50% of the Voting Power of the outstanding Voting Shares held by shareholders other than the 20% Shareholder involved in such Major Transaction, provided however that such voting requirement shall not be applicable if:

          (a)  The Major Transaction was approved by the Board either
(i) prior to the 20% Shareholder involved in the Major Transaction having become a 20% Shareholder, or (ii) after such 20% Shareholder became such but only if the 20% Shareholder has sought and obtained the unanimous approval by the Board of such 20% Shareholder's acquisition of 20% or more of the outstanding Voting Shares prior to such acquisition being consummated; or

          (b) The Major Transaction involves solely the Corporation and a Subsidiary none of whose stock is Beneficially Owned by a 20% Shareholder (other than Beneficial Ownership arising solely because of control of the Corporation); provided that each shareholder of the Corporation receives the same type of consideration in such transaction in proportion to his shareholdings; or

          (c) Prior to becoming a 20% Shareholder, such 20% Shareholder made a tender offer for Voting Shares which: (i) conformed in all respects to federal laws and regulations governing such a transaction whether or not the Corporation or such shares were then regulated by or registered under said laws, (ii) committed such 20% Shareholder to take all shares tendered if it took any shares, and (iii) resulted in such 20% Shareholder acquiring at least 75% of the Voting Power of the outstanding Voting Shares held by Persons other than such 20% Shareholder.

                              ARTICLE IX

1. Any purchase by the Corporation of Voting Shares from a 5% Shareholder, other than pursuant to an offer to the holders of all of the outstanding Voting Shares of the same class as those so purchased, at a per share price in excess of the Market Price at the time of such purchase of the shares so purchased, shall require the affirmative vote of the holders of that amount of the Voting Power of the Voting Shares equal to the sum of (i) the Voting Power of the Voting Shares of which the 5% Shareholder is the Beneficial Owner and (ii) a majority of the Voting Power of the remaining outstanding Voting Shares, voting together as a single class.

2. In addition to any affirmative vote required by law or these Articles of Incorporation:

          (a) any merger or consolidation of the Corporation or any Subsidiary with (1) any 5% Shareholder or (2) any other corporation (whether or not itself a 5% Shareholder) which is, or after such merger or consolidation would be, an Affiliate of a 5% Shareholder; or

          (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any 5% Shareholder or any Affiliate of any 5% Shareholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $2,000,000 or more; or

          (c) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary having an aggregate Fair Market Value of $2,000,000 or more to any 5% Shareholder or any Affiliate of any 5% Shareholder in exchange for cash, securities or other property (or a combination thereof); or
          (d) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of a 5% Shareholder or any Affiliate of any 5% Shareholder; or

          (e) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving a 5% Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any 5% Shareholder or any Affiliate of any 5% Shareholder;

shall require either (a) the approval of a majority of the Disinterested Directors or (b) the affirmative vote of the holders of that amount of Voting Power of the Voting Shares equal to the sum of (1) the Voting Power of the Voting Shares of which the 5% Shareholder is the Beneficial Owner and (2) a majority of the Voting Power of the remaining outstanding Voting Shares, voting together as a single class; provided, however, that no such vote shall be required for (i) the purchase by the Corporation of Voting Shares from a 5% Shareholder unless such vote is required by Section 1 of this Article IX, or (ii) any transaction with a 5% Shareholder who is also a 20% Shareholder as defined in Article VII and to which the provisions of Article VIII apply and are complied with.

3. At any election of directors of the Corporation on or after the date on which any Person becomes a 40% Shareholder, and until such time as there is no longer any 40% Shareholder, there shall be cumulative voting for the election of directors so that any holder of shares of Voting Stock entitled to vote in such election shall be entitled to as many votes as shall equal the number of directors to be elected multiplied by the number of votes to which such shareholder's shares would be entitled except for the provisions of this Section 3, and such shareholder may cast all of such votes for a single director, or distribute such votes among as many candidates as such shareholder sees fit. In any such election of directors, one or more candidates for the Board may be nominated by a majority of the Disinterested Directors or by any Person who is the Beneficial Owner of Voting Shares having a Market Price of $250,000 or more. With respect to any candidates nominated by a majority of the Disinterested Directors or by any Person who is the Beneficial Owner of Voting Shares having a Market Price of $250,000 or more, there shall be included in any proxy statement or other communication with respect to such election to be sent to holders of Voting Shares by the Corporation during the period in which there is a 40% Shareholder, at the expense of the Corporation, descriptions and other statements of or with respect to such candidates submitted by them or on their behalf, which shall receive equal space, coverage and treatment as is received by candidates nominated by the Board or management of the Corporation provided that such information is received on a timely basis and complies with applicable federal and state securities laws.

                              ARTICLE X

1. The number of Directors of the Corporation shall be specified in the Bylaws, and such number may from time to time be increased or decreased in such manner as may be prescribed in the Bylaws, provided the number of Directors of the Corporation shall not be less than three (3) so long as the Corporation has only one shareholder and not less than seven (7) otherwise.

2. On or before the date on which the Corporation first has more than one shareholder, Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, as nearly equal in number as possible. One class shall serve for a term of office to expire at the 1995 Annual Meeting of Shareholders. A second class shall serve for a term of office to expire at the 1996 Annual Meeting of Shareholders. A third class shall serve for a term of office to expire at the 1997 Annual Meeting of

Shareholders. At each Annual Meeting of Shareholders beginning with the 1995 Annual Meeting, the class of Directors then being elected shall be elected to hold office for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election. Each Director shall hold office for the term for which elected and until his successor shall have been elected and qualified.

3. Any Director, any class of Directors, or the entire Board of Directors may be removed from office as a Director at any time (a) for cause, at a duly called meeting of shareholders, by the affirmative vote of shareholders owning shares representing at least eighty percent (80%) of the votes which all shareholders would be entitled to cast at an Annual Election of Directors or (b) without cause, at a duly called meeting of shareholders, by the affirmative vote which satisfies the requirements of Article XII applicable to an amendment, modification, or repeal of certain of these Articles.

4. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, shall be filled only by a majority of the Disinterested Directors then in office, though less than a quorum, or by the sole Disinterested Director. All Directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

                              ARTICLE XI

Any action by shareholders of the Corporation shall only be taken at a meeting of shareholders and no action may be taken by written consent of shareholders entitled to vote upon such action.

                              ARTICLE XII

The provisions set forth in this Article XII and in Articles III, VII, VIII, IX, X and XI herein may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 80% of the outstanding Voting Shares of the Corporation, subject to the provisions of any class or series of Preferred Shares which may at the time be outstanding, provided, however, that if there is a shareholder of the Corporation which is a 20% Shareholder, such 80% vote must include the affirmative vote of at least 50% of the outstanding Voting Shares held by shareholders other than the 20% Shareholder.

                              ARTICLE XIII

All corporate powers shall be exercised by the Board of Directors except as otherwise provided by law or these Articles of Incorporation. The directors shall have the full authority conferred by law upon the shareholders of the Corporation to make and to alter or amend the Bylaws, including in circumstances otherwise reserved by statute exclusively to the shareholders, except that no alteration or amendment to the Bylaws or replacement thereof shall be made except upon the majority vote of Directors, including the affirmative vote of at least one director from each class specified in Article X.

                              ARTICLE XIV

To the fullest extent permitted by law, a director of this Corporation shall not be personally liable, as such, for monetary damages for any action taken or for any failure to take any action.



      46                                                     Exhibit A
                                                            Attachment 2


                           AMENDED AND RESTATED BYLAWS
                                       OF
                                  VWR CORPORATION
                           (a Pennsylvania corporation)

                                    ARTICLE I
                                  CAPITAL SHARES

1.1  Share Certificates

Share certificates of the Corporation shall be in such form as the Board of Directors may from time to time prescribe. Every share certificate shall be signed by officers designated by the Board of Directors and sealed with the corporate seal. All certificates shall be countersigned by a transfer agent and a registrar of the Corporation. Any and all signatures on any such certificate and the corporate seal upon any such certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

1.2  Transfer of Shares

The shares of the Corporation shall be transferable on its books, or other appropriate records, kept for such purpose by the holder thereof in person, or by his duly authorized attorney, upon surrender and cancellation of his certificates, properly endorsed, accompanied by authority to transfer. Upon surrender, as above provided, of a share certificate, a new share certificate for such aggregate number of shares as equals the aggregate number of shares represented by the surrendered share certificate shall be issued to the parties entitled thereto.

1.3  Holders of Shares of Record

The Corporation shall be entitled to treat the holder of record of any share or shares of the Corporation as the holder in fact thereof and shall not be bound to recognize any claim to, or interest in, such shares on the part of any other person, whether or not the Corporation shall have expressed or given other notice thereof.

1.4  Rules and Regulations Concerning the Issue, Transfer, and
Registration of Share Certificates

The Board of Directors of the Corporation shall have powers and authority to make all such rules and regulations as the Board may deem proper or expedient concerning the issue, transfer and registration of share certificates for shares of the Corporation. The Board of Directors shall have powers and authority to appoint from time to time one (1), or more than one, transfer agent and one (1), or more than one, registrar of shares of the Corporation to be properly countersigned, and/or otherwise properly authenticated, by such transfer agent or registrar.

                              ARTICLE II
                       MEETINGS OF SHAREHOLDERS

2.1  Place of Meetings of Shareholders

The annual meetings of shareholders of the Corporation shall be held at such place as the Board of Directors may from time to time designate. The time and place of the meeting shall be stated in the Notice to Shareholders.

2.2  Annual Meetings of Shareholders - Time - Business

The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of any such other business as properly may be submitted to such annual meeting shall be held at the hour and on the date designated by the Board of Directors or the Executive Committee of the Board of Directors; such date to be within 180 days of the end of the fiscal year.

Any and all business pertaining to the affairs of the Corporation may be transacted at any such annual meeting of its shareholders, or at any adjournment thereof, except only to the extent otherwise expressly prescribed by the laws of the Commonwealth of Pennsylvania.

2.3  Special Meetings of Shareholders

Special meetings of the shareholders of the Corporation may be called at any time by the Board of Directors.

2.4  Quorum at Shareholders' Meetings

The holders of record of a majority of the issued and outstanding shares of the Corporation present in person or represented by proxy at the shareholders meeting and entitled to vote thereat shall constitute a quorum for the transaction of business at any such meeting, except as may otherwise be provided by law; but if there be less than a quorum present at any such meeting, the holders of a majority of the shares so present or represented at such meeting may adjourn the meeting from time to time.

2.5  Notice of Annual or Special Meetings of Shareholders

Either the Secretary, or an Assistant Secretary, of the Corporation shall give written notice of the time and place of any annual or special meeting of the shareholders of the Corporation to all shareholders entitled to vote at such meeting, which notice shall be mailed to each shareholder at his address of record at least ten (10) days prior to the date on which the meeting is to be held. Notice of any special meeting shall state in general terms the purpose for which the meeting is to be held.

2.6 Voting List of Shareholders and Fixing of Record Date for Voting and for Other Purposes

The Secretary of the Corporation shall prepare and make, at least ten
(10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open, for said period of ten (10) days at the office of the Corporation, to the examination of any shareholder for any purpose germane to the meeting and shall be produced and kept at the time and place of such meeting during the whole time thereof, and subject to the inspection of any shareholder who may be present. The share ledger shall be the only evidence as to who are shareholders entitled to examine such list or the books of the Corporation, or to vote in person or by proxy at such meeting.

The Board of Directors shall fix a record date for the determination of those entitled to notice of, and to vote at, any shareholders' meeting. The Board of Directors is authorized to fix a record date for determination of the shareholders entitled to receive payment of any dividend, or any allotment of rights, or to exercise any such rights in respect of any change, conversion, or exchange of capital shares, or the obtaining of the consent of shareholders for any purpose. Only such shareholders as shall be shareholders of record on a date so fixed shall be entitled to notice of, and to vote at, such shareholders' meeting, or to receive payment of any such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, notwithstanding any transfer of any shares on the books of the Corporation after any such record date fixed as aforesaid.

2.7  Officers of Meetings of Shareholders

The officer designated by the Board of Directors as Chief Executive Officer (or in his absence, the officer designated by the Board of Directors as Chief Operating Officer) may call any meeting of shareholders to order and shall be the Chairman thereof. If the Chairman of the Board of Directors and the President are absent from any such meeting, then the Vice Chairman of the Board of Directors shall be the Chairman thereof and shall preside at such meeting. The Secretary of the Corporation, if present at any meeting of its shareholders, shall act as the Secretary of such meeting. If the Secretary is absent from any such meeting, the Chairman of such meeting may appoint a Secretary for the meeting.

2.8  Proper Business for Shareholders' Meetings

At any annual or special meeting of the shareholders of the Corporation, only business or other proposals properly brought before the meeting may be transacted. To be properly brought before an annual or special meeting, business or other proposals must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, written notice thereof must have been received by the Secretary of the Corporation from such shareholder not less than 120 days prior to the date corresponding to the date on which the Corporation mailed its proxy statement in connection with its previous year's annual meeting of shareholders. For business to be properly brought before a special meeting by a shareholder, or in the event the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure of such date was made.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and the language of the proposal, (ii) the name and address of the shareholder proposing such business, (iii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting, and (iv) any material interest of the shareholder in such business. Any such notice to the Corporation shall also comply with all applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. No business shall be conducted at any meeting of shareholders except in accordance with this paragraph, and the Chairman of any meeting of shareholders and the Board of Directors may refuse to permit any business to be brought before the meeting without compliance with the foregoing procedures.

                              ARTICLE III
                               DIRECTORS

3.1  Number of Directors

The authorized number of directors of the Corporation shall be not less than seven nor more than fifteen (15). The Board of Directors, by resolution, shall fix the number of directors to constitute the whole Board of Directors of the Corporation, within the above limits, which number shall prevail until a resolution is adopted by the Board of Directors prescribing a different number of directors to be the authorized number of directors of the Corporation.

3.2  Qualifications of Directors

No director of the Corporation need be a shareholder therein. Each director of the Corporation shall be eligible to serve as follows:

3.2.1 Any director who has served as President or Chairman of the Board of Directors of the Corporation shall be eligible to serve as director until the regular meeting of the Board of Directors immediately following his 75th birthday.

3.2.2 Any director who is, at the time of either of the events mentioned herein, a full-time employee of the Corporation or one of its subsidiaries shall not be eligible to serve after his 65th birthday or his retirement, whichever event is earlier, except as provided in (.1) of this Section 3.2.

3.2.3 Any director other than one of the classes referred to in (.1) and (.2) of this Section 3.2 shall be eligible to serve until the regular meeting of the Board of Directors immediately following his 75th birthday.

3.3  Election of Directors - Terms of Office

3.3.1 The shareholders shall, at their annual meeting held each year, elect the class of directors of the Corporation as set forth in the Corporation's Articles of Incorporation.

3.3.2 Contemporaneously with a director's election or appointment to the Board, the director shall execute and deliver to the Secretary of the Corporation a letter of resignation which shall provide that it shall automatically become effective only (1) on or after the first meeting of the Board of Directors following such director's 72nd birthday and (2) upon recommendation by the Nominating Committee of the Board of Directors to the entire Board, and the approval of such recommendation by a majority of the Disinterested Directors (as such term is defined in the Corporation's Articles of Incorporation) that such director is no longer capable of serving as a member of the Board of Directors because of the director's health, availability to serve, or such other factors deemed relevant by the Nominating Committee to a determination of such director's qualifications to be director of the Corporation.

3.4  Failure to Elect Directors at Annual Meeting of the Shareholders

If the class of directors of the Corporation up for election at the annual meeting shall not be elected as herein provided at the annual meeting in any year of the shareholders of the Corporation, or at any adjournment of such annual meeting, then, in such event, this Corporation shall not for that reason be dissolved, but its directors at the time shall be deemed lawful directors of the Corporation for all purposes and shall continue to hold office as directors until their successors, respectively, are duly elected and qualified.

3.5  Authority of the Board of Directors

The business of the Corporation shall be managed by its Board of Directors, and such Board shall have and exercise full powers and authority in the management, control, regulation, and conduct of the property, interests, business transactions, and affairs of the Corporation; provided, however, that the Executive Committee of the Board of Directors of the Corporation may exercise the powers and authority of such Board pursuant, but subject to (a) the limitations in
Section 1731 of the Pennsylvania Business Corporation Law of 1988 and
(b) such restrictions imposed by the Board of Directors pursuant to
Section 4.1 hereof. The Board of Directors, at the first meeting of the Board held after the Annual Meeting of Shareholders, shall elect a Chairman, and may elect a Vice Chairman, of the Board of Directors.

3.6 Action by the Board of Directors or Any of Its Committees without a Meeting or by Telephone

Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee of said Board, may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of said Board or of said committee. Members of the Board of Directors, or of any committee of said Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

3.7  Regular Meetings of the Board of Directors

Meetings of the Board of Directors of the Corporation may be held at its corporate offices or at such other place or places as may be authorized by such Board. Such Board shall also fix the time or times of such regular meetings. No notice of any regularly scheduled meeting need be given. The Chairman of the Board or the President may change the time and place of any regular meeting by giving reasonable notice thereof, in writing or by telephone, not later than twenty-four (24) hours before the time originally fixed for such meeting. The Chairman of the Board shall act as Chairman of the meetings; but in his absence, the President shall act as Chairman. The Secretary of the Corporation shall act as Secretary of the meetings; but in his absence, the Chairman of the meeting shall appoint a Secretary of the meeting.

3.8  Special Meetings of the Board of Directors

Meetings of the Board of Directors of the Corporation may be held from time to time on written call thereof by the Chairman of the Board of Directors or the President made at any time at his own instance and discretion or on call thereof made by such number of its directors as equals a majority of this whole Board of Directors at the time. Any special meeting of the Board of Directors may be held at such time or at such place designated in said call. The time, place, and purpose of any special meeting of the Board of Directors to be held pursuant to call and notice shall be stated both in the call and the notice thereof, and no business other than that stated in such notice shall be transacted, or acted upon, at such special meeting. Reasonable notice of a special meeting shall be given, in writing or by telephone, by the person or persons calling the meeting not later than seventy-two (72) hours prior to the time set for the meeting; provided that the minimum notice period shall be twenty-four (24) hours in the event of a tender or exchange offer to purchase securities of the Corporation. Any special meeting of the Board of Directors may be held at any time without previous call, or previous notice thereof, if all directors of the Corporation either attend such meeting, or consent in writing thereto, or if each director not present at such meeting waives notice thereof. Any and all business and matters pertaining to the affairs of the Corporation may be considered, transacted, and acted on at any special meeting so held without previous call or previous notice.

3.9  Quorum of Directors

A majority of the members of the Board of Directors as constituted for the time being shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum is present and without further notice being given.

3.10  Waiver of Notice of Meetings of the Board of Directors

Any director of the Corporation may waive in writing, at any time, any notice of any meeting of the Board of Directors, or of any committee of said Board, as may be provided by the laws of the Commonwealth of Pennsylvania or by the Bylaws of the Corporation; and a written waiver thereof signed by any director entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to such notice legally given to such director.

3.11 Fees to the Directors for Attending Meetings of the Board of Directors

The directors of the Corporation shall be entitled, as directors, to receive an annual fee for service as directors and an attendance fee for meetings of the Board of Directors and for meetings of committees of the Board of Directors. Said fees shall be payable in the amounts and under provisions prescribed from time to time by resolution of the Board of Directors, and the Corporation is hereby authorized to pay such fees to each of its directors; provided, however, that no director of the Corporation shall be entitled to said fees if at the time he is otherwise employed by the Corporation at a regular monthly or annual salary as a full-time employee.

3.12  Director Nominations

Nominations of candidates for election as directors at any meeting of shareholders may be made (i) by a majority of the Board of Directors,
(ii) by a majority of a duly authorized committee of the Board, (iii) if the shareholders are, at the time, entitled to cumulate their votes in the election of directors in accordance with Article IX of the Articles of Incorporation of the Corporation by a majority of the "Disinterested Directors," or (iv) by any "Person" who is the "Beneficial Owner" of "Voting Shares" having a "Market Value" of $250,000 or more (as said terms are defined in the Articles of Incorporation). Only persons nominated in accordance with the procedures set forth in this Section
3.12 shall be eligible for election as directors at a shareholders' meeting.

Nominations, other than those made by the Board of Directors, the Disinterested Directors, or a duly authorized committee of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3.12. To be timely, a shareholder's notice shall be received by the Secretary of the Corporation not less than 120 days prior to the date corresponding to the date on which the Corporation mailed its proxy statement in connection with the previous year's annual meeting of shareholders; PROVIDED, HOWEVER, that if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure of (such date) was made.

Such shareholder's notice shall set forth as to each person whom the shareholder proposes to nominate for election or re-election as a director, and as to the shareholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934 as amended.

No person shall be elected as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section
3.12. Ballots bearing the names of all the persons who have been nominated for election as directors at a shareholders' meeting in accordance with the procedures set forth in this Section 3.12 shall be provided for use at the shareholders' meeting.

The Board of Directors may reject any nomination by a shareholder not timely made in accordance with the requirements of this Section 3.12.
If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder's notice does not satisfy the informational requirements of this Section in any material respect, the Secretary of the Corporation shall promptly notify such shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time not to exceed five (5) days from the date such deficiency notice is given to the shareholder as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of this Section in any material respect, then the Board of Directors may reject such shareholder's nomination. The Secretary of the Corporation shall notify a shareholder in writing whether his nomination has been made in accordance with the time and information requirements of this Section.

Notwithstanding the procedure set forth in this paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the meeting shall determine and declare at the meeting whether a nomination was made in accordance with the terms of this Section. If the presiding officer determines that a nomination was made in accordance with the terms of this Section, he shall so declare at the meeting and ballots shall be provided for use at the meeting with respect to such nominee. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section, he shall so declare at the meeting and the defective nominations shall be disregarded.

3.13  Rights Agreement

Notwithstanding any of the foregoing, any action stated in the Rights Agreement between this Corporation and the First Interstate Bank of Washington, N.A., dated as of May 20, 1988, as such agreement may be amended from time to time (the "Rights Agreement") to be taken by the Board of Directors after a Person has become an Acquiring Person shall require the presence in office of Continuing Directors and the concurrence of a majority of the Continuing Directors. Capitalized terms in this Section shall have the meanings indicated in the Rights Agreement.

                              ARTICLE IV
                     EXECUTIVE COMMITTEE AND OTHER
                 COMMITTEES OF THE BOARD OF DIRECTORS

4.1  Executive Committee - Authority

  The Board of Directors shall each year, by resolution passed by the majority of the whole Board of Directors, designate two (2) or more of its number to constitute an Executive Committee which, to the extent provided in such resolution, shall have and exercise the powers and authority of said Board in the management of the business of the Corporation.

4.2  Other Committees

The Board of Directors may, by resolution passed by a majority of the whole Board, appoint one (1) or more other committees to consist of one or more directors. Any such committee shall have such powers as is given to it by the resolution creating it.

4.3  Appointment of Chairmen of Committees

The Board of Directors shall appoint the Chairman of each committee of the Board of Directors.

4.4  Quorum

At all meetings of any committee of the Board, a majority of the members of such committee shall constitute a quorum for the transaction of business; provided, however, that two (2) directors shall constitute a quorum for any committee comprised of four (4) members. The act of the majority of the directors present at any meeting of any committee at which there is a quorum present shall be the act of such committee, except as may be otherwise specifically provided by statute or by the Corporation's Articles of Incorporation.

4.5  Notices

Notice of the time and place of any meeting of any committee of the Board shall be given in writing or by telephone by the person or persons calling the meeting not less than twenty-four (24) hours prior to the time set for the meeting.

                              ARTICLE V
                 OFFICERS AND THEIR POWERS AND DUTIES

5.1  Authorized Officers

The officers of the Corporation shall consist of a Chairman, a President, one (1) or more Vice Presidents (who may be designated as

Vice Presidents, Senior Vice Presidents, or Executive Vice Presidents), a Secretary, and a Treasurer. The Corporation may have such additional officers (hereinafter in the Bylaws of the Corporation sometimes referred to as "additional officers") as its Board of Directors may deem necessary for its business and may appoint from time to time. The Board of Directors may designate one (1) of the officers as the Chief Financial Officer of the Corporation.

The Board of Directors at any meeting of the Board may fill a vacancy in any office.

The officers of the Corporation shall be elected at the first director's meeting held after the annual election of directors, and they shall serve until the next annual election of officers, subject to the right of the Board of Directors to remove any officer at any time.

The Board of Directors, by resolution duly adopted at any meeting thereof duly held, may authorize and direct that any office of the Corporation, except the offices of Chairman, President, Treasurer and Secretary, may be left unfilled for any such period of time as the Board may fix in such resolution.

5.2  Qualifications of Officers

No officer of the Corporation need be a shareholder therein. No officer of the Corporation, except the President, need be a director.

5.3  Powers and Duties of Officers

The respective officers of the Corporation, subject, always, to control by its Board of Directors, shall have such powers and authority and perform such duties in the management and conduct of its property, business, and affairs as from time to time may be prescribed with respect to such officers respectively, by and under any Section of its Bylaws, by resolution of the Board of Directors or by the Chief Executive Officer.

The Board of Directors may, by appointment, designate either the Chairman or the President as the Chief Executive Officer of the Corporation and either of said officers as the Chief Operating Officer of the Corporation.

5.4 Powers and Duties of the Chief Executive Officer and the Chief Operating Officer

The Chief Executive Officer of the Corporation shall have general charge and supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors and of the Executive Committee are carried out. The Chief Executive Officer shall designate the duties of all officers of the Corporation, which designations shall be subject to review by the Board of Directors; provided, however, that the specific duties assigned to the Chief Executive Officer, the Chief Operating Officer and the Secretary shall not be changed except by amendment to these Bylaws and/or by resolution of the Board of Directors, as appropriate.

The Chief Operating Officer of the Corporation should have general supervisory authority and responsibility for the day-to-day operations of the Corporation.In the event of the death of either of the Chief Executive Officer or the Chief Operating Officer or the permanent disability preventing such officer from performing his duties, all officers normally reporting to such deceased or disabled officer shall report to the Executive Committee. The Chairman of the Board, President, Chairman of the Executive Committee, or Vice Chairman of the Board shall call a meeting of the Board to be held within twenty (20) days of the date of such death or disability for the purpose of electing a new Chief Executive Officer or Chief Operating Officer, as the case may be.

Either the Chief Executive Officer or the Chief Operating Officer may sign in the name of the Corporation all instruments required to be signed by the Corporation in the ordinary course of its business. Each such officer shall perform such other duties as may be assigned to him by the Board of Directors or by these Bylaws.

5.5  Compensation to Officers

The Board of Directors shall have the authority (a) to fix the compensation, whether in the form of salary or otherwise, of all officers and employees of the Corporation, either specifically or by formula applicable to particular classes of officers or employees and
(b) to authorize officers of the Corporation to fix the compensation of subordinate employees. The Board of Directors shall have authority to appoint a Compensation Committee and may delegate to such committee authority to review the compensation of all employees of the Corporation and its subsidiaries. The Compensation Committee may also be authorized to make recommendations to the Board with respect to compensation of the Corporate Officers. The Board of Directors may adopt the recommendations of the Compensation Committee, which recommendations shall be attached to the original minutes of the meeting of the Board at which such recommendations are adopted.


                              ARTICLE VI
          INDEMNITY OF DIRECTORS, OFFICERS, AND OTHER PERSONS

6.1  Right to Indemnification

Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any threatened, pending, or completed action, suit, or proceeding, whether civil, derivative, criminal, administrative, or investigative (a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, being or having been such a director or officer, he or she or a person of whom he or she is a legal representative, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, partner, trustee, employee, or agent or in any other capacity while serving as a director, officer, partner, trustee, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by the Pennsylvania Business Corporation Law of 1988, public policy, or other applicable law (including binding regulations and orders of, and undertakings or other commitments with, any governmental entity or agency) as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith. The right to indemnification granted in this Section 6.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined (including the final resolution of any suit brought pursuant to Section 6.2) that such director or officer is not entitled to be indemnified under this Section
6.1 or otherwise. The indemnification granted in this Section 6.1 shall continue as to a person who has ceased to be a director, officer, partner, trustee, employee, or agent, and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that except as provided in Section 6.2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

6.2  Right of Claimant to Bring Suit

If a claim under Section 6.1 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty (20) days, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. The claimant shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition, upon tender of any required undertaking) and thereafter the Corporation shall have the burden of proof to overcome the presumption that the claimant is so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification shall be a defense to the action or create a presumption that the claimant is not so entitled. If an action is brought pursuant to this Section, a final non-appealable order in such action shall constitute the ultimate determination of the claimant's right to indemnification.

6.3  Non-exclusivity of Rights

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition granted in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, or these Bylaws, agreement, vote of shareholders, or disinterested directors, or otherwise. The Corporation shall have the express right to grant additional indemnity without seeking further approval by the shareholders. All applicable indemnity provisions and any applicable law shall be interpreted and applied so as to provide a claimant with the broadest but non-duplicative indemnity to which he or she is entitled.

6.4  Insurance, Contracts and Funding

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, partner, trustee, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Pennsylvania Business Corporation Law of 1988. The Corporation may enter into contracts granting indemnity to any director or officer of the Corporation and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to secure or ensure the payment of such amounts as may be necessary to effect indemnification.

6.5  Indemnification of Employees and Agents of the Corporation

The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of a proceeding to employees and agents of the Corporation with respect to the indemnification and advancement of expenses of directors and officers of the Corporation or pursuant to rights granted pursuant to, or provided by, the Pennsylvania Business Corporation Law of 1988 or otherwise.

6.6  Partial Indemnification

If a claimant is entitled to indemnification by the Corporation for some or a portion of expenses, liabilities, or losses actually and reasonably incurred by claimant in an investigation, defense, appeal, or settlement but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify claimant for the portion of such expenses, liabilities, or losses to which claimant is entitled.

6.7  Successors and Assigns

All obligations of the Corporation to indemnify any director or officer shall be (i) binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and
(ii) binding on and inure to the benefit of the spouse, heirs, personal representatives and estate of the director or officer. The Corporation shall not effect any sale of substantially all of its assets, merger, consolidation, or other reorganization unless the surviving entity agrees in writing to assume all such obligations of the Corporation.

                              ARTICLE VII
                             MISCELLANEOUS

7.1  Corporate Seal

The corporate seal of the Corporation shall be a seal consisting of two
(2) concentric circles, in the outer of which circles shall appear and be inscribed the following words, to wit: "VWR CORPORATION PENNSYLVANIA," and in the inner of which circles shall appear and be inscribed the following words and figures, to wit: "CORPORATE SEAL 1994;" and such seal, as impressed on the margin thereof, shall be the corporate seal of the Corporation until altered or replaced pursuant to the following proviso to this Section 7.1; provided, however, that at any time, and from time to time, such seal may be altered or a new corporate seal for the Corporation may be authorized and adopted, at the pleasure of its Board of Directors, by resolution duly adopted by such Board at any meeting thereof duly held.

7.2  Fiscal Year

The fiscal year of the Corporation shall begin on January 1 and end December 31 of each year.

7.3  Amendments

The Bylaws of the Corporation may be amended, altered, or repealed, in whole or in part, or new Bylaws may be made for the Corporation from time to time by the affirmative vote of the majority of its whole Board of Directors, including the affirmative vote of at least one (1) director of each class, at any meeting of such Board duly held, subject to the right and power of the shareholders of the Corporation to change or repeal such Bylaws.

7.4  Severability

In the event that any provision of these Bylaws is determined by a court to require the Corporation to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law and, as so limited or modified, such provision and the balance of these Bylaws shall remain in full force and effect.

                                       PROXY
     This Proxy is Solicited on Behalf of the Board of Directors

                             The undersigned hereby appoints James H. Wiborg,
                             Jerrold B. Harris, and Walter S. Sobon, or any of
                             them, each with full power of substitution
VWR CORPORATION              and revocation, as Proxies to vote, as designated
                             below, all shares of Common Stock of VWR
1310 GOSHEN PARKWAY          Corporation which the undersigned would be
WEST CHESTER, PA 19380       entitled to vote if personally present at the
                             Annual Meeting of the Corporation to be held at The Sheraton Great Valley Hotel, 707 Lancaster
                             Pike, Frazer, Pennsylvania, on May 5, 1994 and at any adjournment thereof
1. Election of Directors

                             FOR all nominees listed______  WITHHOLD_______
                             below (except as marked        AUTHORITY
                             to the contrary below)*        to vote for
                                                            all nominees
                                                            listed below


Curtis P. Lindley, N. Stewart Rogers, Edward A. McGrath, Jr.

*INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

_______________________________________________________________________________
2. PROPOSAL: Adopt the Agreement and Plan of Merger which will change the Corporation's state of incorporation from Delaware to Pennsylvania.

               FOR ____               AGAINST ____               ABSTAIN ____


3. PROPOSAL: Ratification of the selection of Ernst & Young as independent auditors for the year ending December 31, 1994.


               FOR ____               AGAINST ____               ABSTAIN ____


4. To vote in their discretion upon such other business as may properly come before the meeting.

Please Do Not Fold                         Please Date and Sign on Reverse Side
- -------------------------------------------------------------------------------

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this Proxy will be voted FOR the election of the three (3) Directors nominated by the Board, FOR Proposals 2 and 3 and, in the Proxies' discretion, upon such other business as may properly come before the meeting (provided, however, that if, prior to the election, any such nominee shall become unable to serve, the Proxies may vote for such other persons as may be nominated). The undersigned hereby revokes any proxy or proxies heretofore given to vote at said Annual Meeting or any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                     DATED ______________________________, 1994



                                     __________________________________________
                                     Signature



                                     __________________________________________
                                     Signature, if held jointly